UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, N.W.
Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	August 31, 2009

Fundamental Equity Value Funds
Growth and Income
Large Cap Value
Mid Cap Value
Small Cap Value

Goldman Sachs Fundamental Equity Value Funds

■	GOLDMAN SACHS GROWTH AND INCOME FUND

■	GOLDMAN SACHS LARGE CAP VALUE FUND

■	GOLDMAN SACHS MID CAP VALUE FUND

■	GOLDMAN SACHS SMALL CAP VALUE FUND

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Investment Process	2
Portfolio Management Discussions and Performance Summaries	5
Schedules of Investments	29
Financial Statements	41
Notes to the Financial Statements	46
Financial Highlights	60
Report of Independent Registered Public Accounting Firm	68
Other Information	69

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs Growth and Income Fund invests primarily in large capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Large Cap Value Fund invests primarily in large capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Mid Cap Value Fund invests primarily in mid capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of mid capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Small Cap Value Fund invests primarily in small capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of smaller companies are often more volatile and less liquid and present greater risks than stocks of larger companies. The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

What Differentiates the Goldman Sachs
Equity Value Investment Process?

Goldman Sachs’ Equity Value Team believes that all successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. Through independent fundamental research, the Team seeks to identify and invest in quality businesses that are selling at compelling valuations.

At the heart of our value investment philosophy is a belief in the rigorous analysis of business fundamentals. Our approach may include:

■ Meetings with management teams and on-site company visits

■ Industry-specific, proprietary financial and valuation models

■ Assessment of management quality

■ Analysis of each company’s competitive position and industry dynamics

■ Interviews with competitors, suppliers and customers

We seek to invest in companies:

■ When market uncertainty exists

■ When their economic value is not recognized by the market

We buy companies with quality characteristics. For us, this means companies that have:

■ Sustainable operating earnings, or competitive advantage

■ Excellent stewardship of capital

■ Capability to earn above their cost of capital

■ Strong or improving balance sheets and cash flow

Value portfolios that strive to offer:

              ■ Capital appreciation potential as each company’s
true value is recognized in the marketplace

              ■ Investment style consistency

MARKET OVERVIEW

Goldman Sachs Fundamental Equity Value Funds

Market Review

Overall, U.S. equities struggled during the 12 months ended August 31, 2009, with the Standard & Poor’s 500® Index (the S&P 500 Index) posting a return of −18.25% and the Russell 3000® Index generating a −18.62% return. That said, the performance of the U.S. equity markets can be divided into two distinct portions during the 12 months ended August 31, 2009 — one of the largest equity market corrections ever and then one of the biggest equity market recoveries ever. It would be an understatement to call this fiscal year a tumultuous time.

Through early March 2009, the U.S. equity markets were characterized by negativity and soaring volatility, as the equity markets reacted to a litany of bad economic news. Investor concerns were fostered by rising unemployment and a still-fragile housing market as well as by continued financial disruptions. Underlying this uncertainty were signs that U.S. economic growth was moving into a recession, as evidenced by a waning consumer and a dimming export sector, which, until recently, had been a rare bright spot in the U.S. economic picture. Global financial institutions cut back lending as other major financial institutions either went bankrupt, were forced to merge or were taken over by the government. Together, these factors fostered heightened investor risk aversion and fear. The result was that investors sold off all types of equity assets in a flight to the relative safety of U.S. Treasuries.

Then, economic news became less bad and “green shoots,” which refers to early signs of economic improvement following a recession, began to appear in early March. Investor sentiment improved. The Treasury Department finally revealed details on key parts of its financial rescue plans, and investors recognized that the government was not interested in nationalizing companies that could be viable as privately-owned enterprises. Gross Domestic Product (GDP) declined less than expected in the second quarter of 2009, and U.S. equities rallied strongly. Although the equity markets stalled somewhat in June, the rally resumed with vigor again in July such that most of the major equity indices enjoyed gains for five months in a row. U.S. equity markets posted their sixth consecutive month of positive returns in August 2009, although economic data remained mixed. Consumer confidence came in better than expected but was still below what is considered to reflect a healthy economy. U.S. home prices also improved but remained below its year-ago level. The Labor Department reported that the 4-week moving average of new jobless claims declined in August, but unemployment remained elevated at 9.5%. Despite this mixed data and growing concerns about building inflationary pressures, including oil prices jumping more than 56% from the start of 2009, the equity markets’ big push since early March primarily reflected a belief among investors that an economic recovery was forming.

Still, the mid-period rally in the U.S. equity markets was not enough to recoup prior months’ losses, and so virtually all equity asset classes generated steep double-digit declines for the 12-month period overall. Cyclical sectors within the S&P 500 Index performed worst, including financials, energy, industrials and materials. More defensive sectors, such as consumer staples and health care, held up best. Perhaps most surprisingly, the information technology sector also generated strong returns relative to the S&P 500 Index for the fiscal year.

From a capitalization perspective, there was little difference among returns, although large-cap and mid-cap companies did outpace small-cap companies by a modest margin. Within large-cap companies, growth stocks outpaced value stocks. However, within the mid-cap and small-cap segments of the U.S. equity market, value stocks moderately outperformed growth stocks.

MARKET OVERVIEW

Looking Ahead

We continue to expect increased stock-level differentiation going forward, distinguishing higher quality companies with robust business models from those likely to remain challenged. As fundamental stock pickers, such a differentiation is welcomed. In our view, this environment should allow businesses with competitive advantages to take market share from weaker competitors and benefit from improved pricing power. While we cannot nor would not predict the near term direction of the ongoing recession or the broader markets, we are encouraged by developments during the last several months of the annual period, such as the strengthened balance sheets of banks. For any investment manager in this uncertain environment, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and outperforming the market over the long term.

PORTFOLIO RESULTS

Growth and Income Fund

Portfolio Composition

The Fund invests primarily in large-cap U.S. equity investments that are believed to be undervalued. Under normal circumstances, the Fund invests at least 65% of its total assets in equity investments that the Goldman Sachs Value Equity Investment Team considers to have favorable prospects for capital appreciation and/or dividend-paying ability. Although the Fund will invest primarily in publicly traded U.S. securities, including preferred and convertible securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest up to 35% of its total assets in fixed income securities, such as government, corporate and bank debt obligations, that offer the potential to further the Fund’s investment objective of long-term capital appreciation and growth of income.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Value Equity Investment Team discusses the Goldman Sachs Growth and Income Fund’s performance and positioning for the 12 months ended August 31, 2009.

Q	How did the Goldman Sachs Growth and Income Fund (the “Fund”) perform during the annual period ended August 31, 2009?

A	During the 12-month period ended August 31, 2009, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of −21.36%, −22.00%, −21.95%, −21.09%, −21.48%, −21.17% and −21.58%, respectively. These returns compare to the −20.27% cumulative total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the 12-month reporting period?

A	Sector allocation overall contributed most to the Fund’s performance during the 12-month reporting period. Individual stock selection detracted from the Fund’s results relative to the Russell Index. That said, it should be noted that we do not make active sector or industry bets in managing this Fund, and so sector allocation is purely the result of our bottom-up security selection.

Q	Which equity market sectors most significantly affected Fund performance?

A	Having underweighted allocations to the financial, industrials and REIT sectors, which each lagged the Russell Index, and overweighted exposure to the health care, utilities and consumer staples sectors, which each outpaced the Russell Index, helped the Fund’s performance most. Stock selection in the basic materials, insurance and industrials sectors also contributed positively to the Fund’s results.

Detracting most from the Fund’s performance was sector positioning and weak stock selection in the energy sector. Individual stock selection in the services, consumer staples, utilities, health care and financial sectors also hurt performance, though to a more modest degree.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in financial services firm Morgan Stanley; insurance company Travelers; commercial bank JPMorgan Chase; foods, household care and personal product supplier Unilever; and industrial chemicals and gas manufacturer Air Products & Chemicals.

Morgan Stanley’s shares traded up with the broad financial sector, as risk aversion abated during the second half of the reporting period. Travelers performed well, as investors seeking insurance exposure seemed to favor the company’s conservative balance sheet and strong capitalization relative to its peers. JPMorgan Chase benefited from better than expected earnings. Unilever saw its share price advance upon improved volume growth. Air Products & Chemicals benefited from a combination of long-term contracts, stable pricing and high barriers to entry.

Q	Which stocks detracted significantly from the Fund’s performance during the annual period?

A	Detracting most from the Fund’s results relative to its benchmark index were several positions in the energy

PORTFOLIO RESULTS

sector, including integrated international oil producer Chevron; oil and gas exploration and production company Devon Energy; and natural gas company Williams. The energy sector overall sold off, especially during the first half of the annual period, as oil prices tumbled. Many energy companies also struggled with continued speculation of slowing demand and concerns about project financing. There was little regard to the differences between individual businesses within the sector, as investors focused on safety rather than on the long-term fundamentals of the individual businesses. Indeed, shares of several energy companies within the Fund’s portfolio were down despite reporting positive news. An exception was Devon Energy, one of the largest North American independent exploration and production companies, which was challenged as the company revalued assets to reflect the 2008 pricing environment.

Investment management firm AllianceBernstein Holding L.P. detracted from performance during the annual period, as it was pressured by lower profits and increased losses. We sold the Fund’s position in AllianceBernstein Holding L.P. during the second calendar quarter.

Telecommunications giant Sprint Nextel also detracted significantly from the Fund’s results. Sprint Nextel was challenged as disappointing near-term trends and less-than-anticipated numbers from competitors in the prepaid space pressured the stock price downward.

Q	Did the Fund make any significant purchases or sales during the fiscal year?

A	Among the Fund’s most significant sales during the fiscal year were positions in telecommunications giant AT&T; diversified conglomerate General Electric; industrial property real estate company DCT Industrial Trust; and commercial banks Citigroup and Synovus Financial.

The Fund established new positions during the annual period in such names as mortgage-backed securities REIT MFA Financial; diversified chemical manufacturer Dow Chemical; and office products retailer Staples.

Q	Were there any notable changes in the Fund’s weightings during the 12-month period?

A	During the annual period, the Fund’s exposure to consumer cyclicals and insurance shifted from modestly underweighted positions to moderately overweighted allocations compared to the Russell Index. Conversely, the Fund’s allocations to energy and services shifted from overweighted to underweighted positions relative to the benchmark index. We also increased the Fund’s exposure to basic materials and health care and materially decreased the Fund’s position in utilities.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2009?

A	As of August 2009, the Fund had overweighted positions relative to the Russell Index in the health care, insurance, consumer staples and consumer cyclicals sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials, services, energy and technology and was neutrally weighted to the Index in basic materials, REITs and utilities.

Goldman Sachs Value Equity Investment Team

New York, October 1, 2009

FUND BASICS

Growth and Income Fund
as of August 31, 2009

PERFORMANCE REVIEW

	Fund Total Return	Russell 1000
September 1, 2008–August 31, 2009	(based on NAV)[1]	Value Index[2]

Class A	-21.36%	-20.27%
Class B	-22.00	-20.27
Class C	-21.95	-20.27
Institutional	-21.09	-20.27
Service	-21.48	-20.27
Class IR	-21.17	-20.27
Class R	-21.58	-20.27

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The unmanaged Russell 1000 Value Index is a market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 6/30/09	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-35.18%	-3.11%	-2.26%	4.52%	2/5/93
Class B	-35.34	-3.15	-2.45	1.50	5/1/96
Class C	-32.62	-2.75	-2.45	-1.72	8/15/97
Institutional	-31.15	-1.63	-1.31	2.54	6/3/96
Service	-31.47	-2.11	-1.80	2.21	3/6/96
Class IR	-31.26	N/A	N/A	-25.17	11/30/07
Class R	-31.60	N/A	N/A	-25.51	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.16%	1.16%
Class B	1.91	1.91
Class C	1.91	1.91
Institutional	0.76	0.76
Service	1.26	1.26
Class IR	0.91	0.91
Class R	1.41	1.41

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/095

Holding	% of Net Assets	Line of Business

Johnson & Johnson	3.9%	Pharmaceuticals
Bank of America Corp.	3.9	Diversified Financial Services
JPMorgan Chase & Co.	3.9	Diversified Financial Services
Occidental Petroleum Corp.	3.2	Oil, Gas & Consumable Fuels
The Travelers Cos., Inc.	2.7	Insurance
Entergy Corp.	2.6	Electric Utilities
Philip Morris International, Inc.	2.4	Tobacco
Chevron Corp.	2.4	Oil, Gas & Consumable Fuels
Comcast Corp.	2.3	Media
Hewlett-Packard Co.	2.3	Computers & Peripherals

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATIONS AS OF 8/31/096

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team in the schedule of investments may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Securities lending reinvestment vehicle represents 3.5% of the Fund’s net assets as of 8/31/09.

GOLDMAN SACHS GROWTH AND INCOME FUND

Performance Summary
August 31, 2009

The following graph shows the value, as of August 31, 2009, of a $10,000 investment made on September 1, 1999 in Class A Shares (including a maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Growth and Income Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 1999 through August 31, 2009.

Average Annual Total Return through August 31, 2009	One Year	Five Years	Ten Years	Since Inception

Class A (Commenced February 5, 1993)
Excluding sales charges	–21.36%	–0.01%	0.14%	5.49%
Including sales charges	–25.68%	–1.13%	–0.42%	5.13%

Class B (Commenced May 1, 1996)
Excluding contingent deferred sales charges	–22.00%	–0.77%	–0.61%	2.26%
Including contingent deferred sales charges	–25.90%	–1.17%	–0.61%	2.26%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	–21.95%	–0.76%	–0.61%	–0.86%
Including contingent deferred sales charges	–22.73%	–0.76%	–0.61%	–0.86%

Institutional Class (Commenced June 3, 1996)	–21.09%	0.38%	0.55%	3.31%

Service Class (Commenced March 6, 1996)	–21.48%	–0.12%	0.04%	2.96%

Class IR (Commenced November 30, 2007)	–21.17%	n/a	n/a	–18.32%

Class R (Commenced November 30, 2007)	–21.58%	n/a	n/a	–18.71%

PORTFOLIO RESULTS

Large Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity investments in large-cap U.S. issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 1000 Value Index at the time of investment. The Fund seeks its investment objective of long-term capital appreciation by investing in value opportunities that the Goldman Sachs Value Equity Investment Team defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, including preferred and convertible securities, it may invest up to 25% of its total net assets in foreign securities, including securities quoted in foreign currencies. The Fund may also invest up to 20% of its total net assets in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Value Equity Investment Team discusses the Goldman Sachs Large Cap Value Fund’s performance and positioning for the 12 months ended August 31, 2009.

Q	How did the Goldman Sachs Large Cap Value Fund (the “Fund”) perform during the annual period ended August 31, 2009?

A	During the 12-month period ended August 31, 2009, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of −19.76%, −20.22%, −20.32%, −19.38%, −19.80%, −19.46% and −19.94%, respectively. These returns compare to the −20.27% cumulative total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the 12-month reporting period?

A	Effective sector allocation overall contributed most to the Fund’s performance during the 12-month reporting period. Individual stock selection also boosted the Fund’s results relative to the Russell Index, though to a more modest degree.

Q	Which equity market sectors most significantly affected Fund performance?

A	Having underweighted allocations to the financial and industrials sectors, which each lagged the Russell Index, and overweighted exposure to the health care sector, which was the best-performing sector within the Russell Index during the annual period, helped the Fund’s performance most. Stock selection in the financial, insurance, basic materials and industrials sectors also contributed positively to the Fund’s results.

Detracting most from the Fund’s performance was sector positioning and weak stock selection in the energy sector. Having a modestly underweighted position in consumer cyclicals also hurt, as this sector outpaced the Russell Index during the annual period. Individual stock selection in the services and consumer staples further detracted.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from several positions in the financial sector, including Bank of America, Morgan Stanley, Travelers and Franklin Resources. Rounding out the top five contributors to the Fund’s annual results was household care and personal product supplier Unilever.

The Fund’s limited exposure to weak regions as well as its defensive positioning and focus on quality helped the Fund avoid many of those companies in the financial sector that experienced steep losses. A limited exposure to large money center banks also helped the Fund mitigate many of the sharp losses in the financial sector. We remained focused on companies with strong management teams and healthy reserves and those that are geographically positioned in areas less affected by the recessionary market. We also favored companies that have not relied on Troubled Asset Relief Program (TARP) assistance due to the existing strength of their balance sheets. Bank of America, which did participate in TARP, performed well during the

PORTFOLIO RESULTS

annual period, with its share price boosted in part by the earnings power it attained through the acquisition of Merrill Lynch and Countrywide Financial. Morgan Stanley’s shares traded up with the broad financial sector, as risk aversion abated during the second half of the reporting period. Morgan Stanley was also a TARP participant. Leading insurance franchise Travelers performed well, as investors seeking insurance exposure seemed to favor the company’s conservative balance sheet and strong capitalization relative to its peers. Shares of Franklin Resources rose after the company reported earnings per share results that beat consensus expectations, helped by strong net fund flows and improved margins. Unilever saw its share price advance upon improved volume growth.

Q	Which stocks detracted significantly from the Fund’s performance during the annual period?

A	Detracting most from the Fund’s results relative to its benchmark index were several positions in the energy industry, including integrated international oil producer Exxon Mobil; oilwell services company Weatherford International; and oil and gas exploration and production company Devon Energy. The energy sector overall sold off, especially during the first half of the annual period, as oil prices tumbled. Many energy companies also struggled with continued speculation of slowing demand and concerns about project financing. There was little regard to the differences between individual businesses within the sector, as investors focused on safety rather than on the long-term fundamentals of the individual businesses. Indeed, shares of several energy companies within the Fund’s portfolio were down despite reporting positive news. For example, Weatherford International announced increased profits driven by strong international growth as well as an increase in rig count. An exception was Devon Energy, one of the largest North American independent exploration and production companies, which was challenged as the company revalued assets to reflect the 2008 pricing environment.

Telecommunications giant Sprint Nextel also detracted significantly from the Fund’s results. Sprint Nextel was challenged as disappointing near-term trends and less-than-anticipated numbers from competitors in the prepaid space pressured the stock price downward.

Education credit and related financial services firm SLM detracted from performance during the annual period amidst pressures within the consumer lending environment as a whole.

Q	Did the Fund make any significant purchases or sales during the fiscal year?

A	Among the Fund’s most significant sales during the fiscal year were positions in commercial bank Citigroup; diversified conglomerate General Electric; diversified consumer and commercial products manufacturer Newell Rubbermaid; mortgage-backed securities REIT (real estate investment trust) Annaly Capital Management; and natural gas company Williams.

The Fund established new positions during the annual period in such names as satellite delivered digital television provider DISH Network; diversified chemical manufacturer Dow Chemical; and diversified technology and manufacturing company Honeywell International.

Q	Were there any notable changes in the Fund’s weightings during the 12-month period?

A	During the annual period, the Fund’s exposure to consumer cyclicals shifted from a significantly underweighted position to a modestly overweighted allocation compared to the Russell Index. Conversely, the Fund’s allocation to energy and services shifted from overweighted to underweighted positions relative to the benchmark index. The Fund’s already overweighted exposure to insurance was increased further. We also increased the Fund’s exposure to basic materials and financial and decreased the Fund’s position in consumer staples.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2009?

A	At the end of August 2009, the Fund had overweighted positions relative to the Russell Index in the insurance, health care, technology and consumer cyclicals sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in services, energy, industrials and utilities and was neutrally weighted to the Russell Index in basic materials, financial and consumer staples.

Goldman Sachs Value Equity Investment Team

New York, October 1, 2009

FUND BASICS

Large Cap Value Fund
as of August 31, 2009

PERFORMANCE REVIEW

	Fund Total Return	Russell 1000
September 1, 2008–August 31, 2009	(based on NAV)[1]	Value Index[2]

Class A	-19.76%	-20.27%
Class B	-20.22	-20.27
Class C	-20.32	-20.27
Institutional	-19.38	-20.27
Service	-19.80	-20.27
Class IR	-19.46	-20.27
Class R	-19.94	-20.27

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The unmanaged Russell 1000 Value Index is a market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 6/30/09	One Year	Five Years	Since Inception	Inception Date

Class A	-34.31%	-2.47%	0.80%	12/15/99
Class B	-34.43	-2.49	0.63	12/15/99
Class C	-31.69	-2.11	0.62	12/15/99
Institutional	-30.19	-0.97	1.79	12/15/99
Service	-30.49	-1.46	1.34	12/15/99
Class IR	-30.27	N/A	-23.57	11/30/07
Class R	-30.64	N/A	-23.93	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.17%	1.17%
Class B	1.92	1.92
Class C	1.92	1.92
Institutional	0.77	0.77
Service	1.27	1.27
Class IR	0.92	0.92
Class R	1.42	1.42

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/095

Holding	% of Net Assets	Line of Business

JPMorgan Chase & Co.	4.4%	Diversified Financial Services
Bank of America Corp.	4.3	Diversified Financial Services
Occidental Petroleum Corp.	3.6	Oil, Gas & Consumable Fuels
Johnson & Johnson	2.9	Pharmaceuticals
Entergy Corp.	2.7	Electric Utilities
The Travelers Cos., Inc.	2.6	Insurance
Baxter International, Inc.	2.5	Health Care Equipment & Supplies
Comcast Corp.	2.5	Media
Philip Morris International, Inc.	2.5	Tobacco
Hewlett-Packard Co.	2.4	Computers & Peripherals

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATIONS AS OF 8/31/096

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team in the schedule of investments may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Securities lending reinvestment vehicle represents 3.4% of the Fund’s net assets as of 8/31/09.

GOLDMAN SACHS LARGE CAP VALUE FUND

Performance Summary
August 31, 2009

The following graph shows the value, as of August 31, 2009, of a $10,000 investment made on December 15, 1999 (commencement of operations) in Institutional Shares. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares may vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Large Cap Value Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from December 15, 1999 through August 31, 2009.

Average Annual Total Return through August 31, 2009	One Year	Five Years	Since Inception

Class A (Commenced December 15, 1999)
Excluding sales charges	–19.76%	0.84%	2.45%
Including sales charges	–24.18%	–0.30%	1.86%

Class B (Commenced December 15, 1999)
Excluding contingent deferred sales charges	–20.22%	0.12%	1.69%
Including contingent deferred sales charges	–24.21%	–0.28%	1.69%

Class C (Commenced December 15, 1999)
Excluding contingent deferred sales charges	–20.32%	0.09%	1.67%
Including contingent deferred sales charges	–21.12%	0.09%	1.67%

Institutional Class (Commenced December 15, 1999)	–19.38%	1.26%	2.85%

Service Class (Commenced December 15, 1999)	–19.80%	0.75%	2.39%

Class IR (Commenced November 30, 2007)	–19.46%	n/a	–16.80%

Class R (Commenced November 30, 2007)	–19.94%	n/a	–17.18%

PORTFOLIO RESULTS

Mid Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Index at the time of investment. The Fund seeks its investment objective of long-term capital appreciation by investing in mid-cap U.S. equity investments that are believed to be undervalued or undiscovered by the marketplace. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in the aggregate up to 20% of its net assets in companies with public stock market capitalizations outside the range of companies constituting the Russell Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Value Equity Investment Team discusses the Goldman Sachs Mid Cap Value Fund’s performance and positioning for the 12 months ended August 31, 2009.

Q	How did the Goldman Sachs Mid Cap Value Fund (the “Fund”) perform during the annual period ended August 31, 2009?

A	During the 12-month period ended August 31, 2009, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated cumulative total returns, without sales charges, of −19.49%, −20.10%, −20.07%, −19.18%, −19.60% and −19.33%, respectively. These returns compare to the −20.00% cumulative total return of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

From its inception on January 6, 2009 through August 31, 2009, the Fund’s Class R Shares generated a cumulative total return of 14.72%. During the same period, the Russell Index returned 15.51%.

Q	What key factors were responsible for the Fund’s performance during the 12-month reporting period?

A	Both effective stock selection and sector allocation overall contributed to the Fund’s performance relative to the Russell Index during the 12-month period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Having overweighted allocation to the utilities, health care and insurance sectors, which each outpaced the Russell Index, helped the Fund’s performance. Stock selection in the financial, energy, consumer cyclicals, basic materials, insurance and services sectors also contributed positively to the Fund’s results.

Detracting most from the Fund’s performance was weak stock selection in the technology, consumer staples, REIT and health care sectors. Having an overweighted exposure to energy, which was the worst-performing sector of the Russell Index during the annual period, also hurt performance.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in oil and natural gas producer Range Resources; automotive parts and accessories retailer AutoZone; steel manufacturer Steel Dynamics; industrial chemicals and gas manufacturer Air Products & Chemicals; and records and information management services provider Iron Mountain.

Range Resources was a top positive contributor, as the company reported incremental positive exploration activity. AutoZone saw its shares advance after reporting strong quarterly results early in 2009. In the recent challenging macroeconomic environment, AutoZone benefited from the trend wherein consumers felt pressure to postpone purchasing new cars in favor of extending the lifespan of older vehicles by buying replacement automotive parts. Steel Dynamics was a Fund position we initiated during the fourth calendar quarter. We had viewed this attractively valued company as a low cost producer with the potential to improve earnings over time. Our thesis indeed played out, but we reduced the Fund’s position in this basic materials holding company and redeployed capital to names that we believed had greater upside potential. Air Products & Chemicals benefited from a combination of

PORTFOLIO RESULTS

long-term contracts, stable pricing and high barriers to entry. Shares of Iron Mountain gained ground based on improved profits led by reduced costs.

Q	Which stocks detracted significantly from the Fund’s performance during the annual period?

A	Detracting most from the Fund’s results relative to its benchmark index were several positions in the energy sector, including oil and natural gas producers Whiting Petroleum and Noble Energy and exploration and drilling services company Smith International. The energy sector overall sold off, especially during the first half of the annual period, as oil prices tumbled. Many energy companies also struggled with continued speculation of slowing demand and concerns about project financing. There was little regard to the differences between individual businesses within the sector, as investors focused on safety rather than on the long-term fundamentals of the individual businesses. Indeed, shares of several energy companies within the Fund’s portfolio were down despite reporting positive news. For example, Whiting Petroleum reported a profit in its fiscal second quarter, which exceeded analysts’ estimates for a loss. Higher production in the Bakken shale area and enhanced oil recovery projects were the main drivers of Whiting Petroleum’s strong results. Whiting Petroleum also raised production growth guidance for the second half of this year as well as its exploration and development budget.

Office and laboratory space REIT Alexandria Real Estate Equities detracted from Fund performance during the annual period, as its shares declined along with the real estate securities sector overall. REITs as a whole experienced steep losses through early March driven in part by worries about declining real estate fundamentals but more by concerns that REITs would not be able to refinance their debt and would be forced to file for bankruptcy.

Cable and connectivity components manufacturer CommScope also detracted significantly from the Fund’s results. CommScope faced declining revenues and a reduced outlook. We continued to like the company, however, as we believe it may benefit from long-term secular trends and a management team that appears focused on reducing its costs.

Q	Did the Fund make any significant purchases or sales during the fiscal year?

A	Among the Fund’s most significant sales during the fiscal year were positions in cable systems operator Charter Communications; solid waste services provider Allied Waste Industries; hard disk drive manufacturer Seagate Technology; mortgage-backed securities REIT (real estate investment trust) Annaly Capital Management; and insurance and investment-related products company Genworth Financial.

The Fund established new positions during the annual period in such names as telecommunications leader Sprint Nextel; commercial bank Regions Financial; diversified media and communications business group Liberty Media; hotel property REIT Host Hotels & Resorts; and financial services firm Janus Capital Group.

Q	Were there any notable changes in the Fund’s weightings during the 12-month period?

A	During the annual period, the Fund’s exposure to the consumer staples, financial and utilities sectors shifted from overweighted positions to underweighted allocations. Conversely, the Fund’s allocation to insurance shifted from an underweighted to an overweighted position relative to the benchmark index. We also increased the Fund’s exposure to basic materials, consumer cyclicals and REITs and decreased the Fund’s position in technology.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2009?

A	At the end of August 2009, the Fund had overweighted positions relative to the Russell Index in the insurance, energy and services sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in REITs, industrials, consumer staples, utilities and financials and was neutrally weighted to the Index in basic materials, consumer cyclicals, health care and technology.

Goldman Sachs Value Equity Investment Team

New York, October 1, 2009

FUND BASICS

Mid Cap Value Fund
as of August 31, 2009

PERFORMANCE REVIEW

September 1, 2008–August 31, 2009	Fund Total Return (based on NAV)[1]	Russell Midcap Value Index[2]

Class A	-19.49%	-20.00%
Class B	-20.10	-20.00
Class C	-20.07	-20.00
Institutional	-19.18	-20.00
Service	-19.60	-20.00
Class IR	-19.33	-20.00

January 6, 2009-August 31, 2009

Class R3	14.72%	15.51%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell Midcap Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.
[3]	Class R Shares commenced operations on January 6, 2009.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 6/30/09	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-34.78%	-0.90%	4.81%	5.03%	8/15/97
Class B	-34.90	-0.91	4.62	4.77	8/15/97
Class C	-32.16	-0.51	4.61	4.77	8/15/97
Institutional	-30.70	0.64	5.81	9.13	8/1/95
Service	-31.05	0.13	5.30	5.65	7/18/97
Class IR	-30.80	N/A	N/A	-21.99	11/30/07
Class R	N/A	N/A	N/A	1.14	1/6/09

[4]	The Standardized Average Annual Total Returns are average annual total returns (or cumulative total returns if period is less than one year) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.
The returns represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.16%	1.16%
Class B	1.91	1.91
Class C	1.91	1.91
Institutional	0.76	0.76
Service	1.26	1.26
Class IR	0.91	0.91
Class R	1.41	1.41

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/096

Holding	% of Net Assets	Line of Business

Newfield Exploration Co.	2.5%	Oil, Gas & Consumable Fuels
W.R. Berkley Corp.	2.2	Insurance
DISH Network Corp.	2.0	Media
Invesco Ltd.	1.9	Capital Markets
PPL Corp.	1.9	Electric Utilities
Range Resources Corp.	1.7	Oil, Gas & Consumable Fuels
Marsh & McLennan Cos., Inc.	1.7	Insurance
Noble Energy, Inc.	1.6	Oil, Gas & Consumable Fuels
CommScope, Inc.	1.6	Communications Equipment
Whiting Petroleum Corp.	1.6	Oil, Gas & Consumable Fuels

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATIONS AS OF 8/31/097

Percentage of Investment Portfolio

[7]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team in the schedule of investments may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Securities lending reinvestment vehicle represents 11.8% of the Fund’s net assets as of 8/31/09.

GOLDMAN SACHS MID CAP VALUE FUND

Performance Summary
August 31, 2009

The following graph shows the value, as of August 31, 2009, of a $10,000 investment made on September 1, 1999 in Class A Shares (including a maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Mid Cap Value Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 1999 through August 31, 2009.

Average Annual Total Return through August 31, 2009	One Year	Five Years	Ten Years	Since Inception

Class A (Commenced August 15, 1997)
Excluding sales charges	–19.49%	3.28%	7.86%	6.57%
Including sales charges	–23.93%	2.12%	7.25%	6.07%

Class B (Commenced August 15, 1997)
Excluding contingent deferred sales charges	–20.10%	2.51%	7.06%	5.79%
Including contingent deferred sales charges	–24.10%	2.10%	7.06%	5.79%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	–20.07%	2.51%	7.05%	5.79%
Including contingent deferred sales charges	–20.87%	2.51%	7.05%	5.79%

Institutional Class (Commenced August 1, 1995)	–19.18%	3.69%	8.28%	10.00%

Service Class (Commenced July 18, 1997)	–19.60%	3.17%	7.76%	6.68%

Class IR (Commenced November 30, 2007)	–19.33%	n/a	n/a	–14.12%

Class R (Commenced January 6, 2009)	n/a	n/a	n/a	14.72%	*

*	Total Returns for periods less than one year represents cumulative total return.

PORTFOLIO RESULTS

Small Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of net assets in a diversified portfolio of equity investments in small-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Index at the time of investment. Under normal circumstances, the Fund’s investment horizon for ownership of stocks will be two to three years. The Fund seeks its investment objective of long-term capital appreciation by investing in small-cap U.S. equity investments that are believed to be undervalued or undiscovered by the marketplace. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in the aggregate up to 20% of its net assets in companies with public stock market capitalizations outside the range of companies constituting the Russell Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Value Equity Investment Team discusses the Goldman Sachs Small Cap Value Fund’s performance and positioning for the 12 months ended August 31, 2009.

Q	How did the Goldman Sachs Small Cap Value Fund (the “Fund”) perform during the annual period ended August 31, 2009?

A	During the 12-month period ended August 31, 2009, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of –17.20%, –17.76%, –17.75%, –16.78%, –17.24%, –16.95% and –17.35%, respectively. These returns compare to the –20.68% cumulative total return of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the 12-month reporting period?

A	Both effective stock selection and sector allocation overall contributed to the Fund’s performance relative to the Russell Index during the 12-month period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Sector positioning in the utilities sector and stock selection in the financial, industrials, insurance and energy sectors helped the Fund’s performance most.

Detracting most from the Fund’s performance was sector positioning in consumer staples and weak stock selection in the consumer cyclicals, consumer staples and technology sectors.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from several positions in the financial sector, including mortgage-backed securities REIT MFA Financial; commercial bank Signature Bank; and technology-related REIT Digital Realty Trust. Other top contributors to the Fund’s annual results were airline AirTran Holdings and pharmaceutical manufacturer Medarex.

The Fund’s limited exposure to weak regions as well as its defensive positioning and focus on quality helped the Fund avoid many of those companies in the financial sector that experienced steep losses. We remained focused on companies with strong management teams and healthy reserves and those that are geographically positioned in areas less affected by the recessionary market. We also favored companies that have not relied on Troubled Asset Relief Program (TARP) assistance due to the existing strength of their balance sheets. MFA Financial saw its shares climb following reports of positive second calendar quarter results. Shares of Signature Bank advanced on better than expected profits, and Digital Realty Trust benefited from positive revenue growth.

AirTran ranked as a top contributor, as the low-cost airline posted improved operating trends. The company appeared well positioned in the recent market environment by standing out from its industry peers, continuing to reduce airline capacity in response to slowing travel, and

PORTFOLIO RESULTS

benefiting from lower fuel costs. Medarex was the beneficiary of its acquisition by Bristol Myers.

Q	Which stocks detracted significantly from the Fund’s performance during the annual period?

A	Detracting most from the Fund’s results relative to its benchmark index were exploration and drilling services provider Petroleum Development; cardiology device supplier Cardiac Science; cosmetic products marketer and distributor Elizabeth Arden; industrial products and systems manufacturer Actuant; and truck and trailer manufacturer Wabash National.

Petroleum Development struggled along with the energy sector broadly. The energy sector overall sold off, especially during the first half of the annual period, as oil prices tumbled. Many energy companies also struggled with continued speculation of slowing demand and concerns about project financing. There was little regard to the differences between individual businesses within the sector, as investors focused on safety rather than on the long-term fundamentals of the individual businesses. We sold the Fund’s position in Petroleum Development during the first calendar quarter to fund higher conviction names elsewhere in the portfolio. Shares of Cardiac Science traded down primarily due to lower revenues reported during the second calendar quarter. Elizabeth Arden detracted, as it posted losses during the reporting period and maintained conservative earnings guidance going forward. Actuant experienced weakness driven by reduced sales, resulting in lowered profits and a more conservative outlook. Shares of Wabash National declined on broad economic and industry pressures as well as on cost and pricing challenges. We sold the Fund’s position in Wabash National during the second calendar quarter.

Q	Did the Fund make any significant purchases or sales during the fiscal year?

A	Among the Fund’s most significant sales during the fiscal year were positions in recycled paper company Caraustar; casual apparel store chain Pacific Sunwear of California; truck and trailer manufacturer Wabash National; pharmaceutical manufacturer Medarex; and oil and natural gas producer Parallel Petroleum.

The Fund established new positions during the annual period in such names as financial guarantees and services company Ambac Financial Group; discount airline JetBlue Airways; oil and natural gas producer Atlas America; shoe retailer Finish Line; and semiconductor manufacturer Fairchild Semiconductor International.

Q	Were there any notable changes in the Fund’s weightings during the 12-month period?

A	During the annual period, the Fund’s exposure to the insurance sector shifted from a modestly underweighted position to a moderately overweighted allocation. We also increased the Fund’s exposure to consumer staples, energy and REITs and decreased the Fund’s positions in basic materials, services and utilities.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2009?

A	At the end of August 2009, the Fund had overweighted positions relative to the Russell Index in the energy and insurance sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in services, industrials, utilities and basic materials and was rather neutrally weighted to the Russell Index in consumer cyclicals, consumer staples, financial, health care, REITs and technology.

Goldman Sachs Value Equity Investment Team

New York, October 1, 2009

FUND BASICS

Small Cap Value Fund
as of August 31, 2009

PERFORMANCE REVIEW

	Fund Total Return	Russell 2000
September 1, 2008–August 31, 2009	(based on NAV)[1]	Value Index[2]

Class A	-17.20%	-20.68%
Class B	-17.76	-20.68
Class C	-17.75	-20.68
Institutional	-16.78	-20.68
Service	-17.24	-20.68
Class IR	-16.95	-20.68
Class R	-17.35	-20.68

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 2000 Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 6/30/09	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-25.85%	-2.06%	5.58%	7.93%	10/22/92
Class B	-25.97	-2.07	5.37	5.81	5/1/96
Class C	-22.84	-1.67	5.36	4.47	8/15/97
Institutional	-21.16	-0.54	6.60	5.68	8/15/97
Service	-21.57	-1.05	6.06	5.16	8/15/97
Class IR	-21.30	N/A	N/A	-18.19	11/30/07
Class R	-21.69	N/A	N/A	-18.58	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.48%	1.48%
Class B	2.23	2.23
Class C	2.23	2.23
Institutional	1.08	1.08
Service	1.58	1.58
Class IR	1.23	1.23
Class R	1.73	1.73

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/095

Holding	% of Net Assets	Line of Business

El Paso Electric Co.	1.5%	Electric Utilities
American Campus Communities, Inc.	1.4	Real Estate Investment Trusts
Digital Reality Trust, Inc.	1.3	Real Estate Investment Trusts
Actuant Corp.	1.3	Machinery
Kaiser Aluminium Corp.	1.2	Metals & Mining
Atlas America, Inc.	1.2	Oil, Gas & Consumable Fuels
Oil States International, Inc.	1.2	Energy Equipments & Services
National Retail Properties, Inc.	1.2	Real Estate Investment Trusts
Max Capital Group Ltd.	1.1	Insurance
Watsco, Inc.	1.1	Trading Companies & Distributors

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATIONS AS OF 8/31/096

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team in the schedule of investments may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Securities lending reinvestment vehicle represents 15.5% of the Fund’s net assets as of 8/31/09.

GOLDMAN SACHS SMALL CAP VALUE FUND

Performance Summary
August 31, 2009

The following graph shows the value, as of August 31, 2009, of a $10,000 investment made on September 1, 1999 in Class A Shares (including a maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Small Cap Value Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 1999 through August 31, 2009.

Average Annual Total Return through August 31, 2009	One Year	Five Years	Ten Years	Since Inception

Class A (Commenced October 22, 1992)
Excluding sales charges	–17.20%	2.09%	8.44%	9.08%
Including sales charges	–21.75%	0.95%	7.83%	8.71%

Class B (Commenced May 1, 1996)
Excluding contingent deferred sales charges	–17.76%	1.35%	7.63%	6.80%
Including contingent deferred sales charges	–21.87%	0.94%	7.63%	6.80%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	–17.75%	1.35%	7.61%	5.57%
Including contingent deferred sales charges	–18.57%	1.35%	7.61%	5.57%

Institutional Class (Commenced August 15, 1997)	–16.78%	2.52%	8.88%	6.80%

Service Class (Commenced August 15, 1997)	–17.24%	2.00%	8.33%	6.27%

Class IR (Commenced November 30, 2007)	–16.95%	n/a	n/a	–9.93%

Class R (Commenced November 30, 2007)	–17.35%	n/a	n/a	–10.34%

GOLDMAN SACHS GROWTH AND INCOME FUND

Schedule of Investments
August 31, 2009

Shares	Description	Value

Common Stocks – 96.5%

Aerospace & Defense – 3.9%
666,901	Honeywell International, Inc.	$24,515,281
463,000	The Boeing Co.	22,997,210

		47,512,491

Auto Components(a) – 1.1%
544,605	Johnson Controls, Inc.	13,489,866

Automobiles* – 0.4%
710,400	Ford Motor Co.	5,399,040

Beverages – 0.7%
171,392	The Coca-Cola Co.	8,358,788

Biotechnology* – 2.1%
390,700	Biogen Idec, Inc.	19,617,047
106,700	Genzyme Corp.	5,944,257

		25,561,304

Capital Markets – 4.8%
163,478	Franklin Resources, Inc.	15,257,401
293,873	Invesco Ltd.	6,097,865
643,455	Morgan Stanley & Co.	18,634,457
366,600	State Street Corp.	19,239,168

		59,228,891

Chemicals – 1.4%
819,527	The Dow Chemical Co.	17,447,730

Commercial Banks(a) – 1.3%
187,768	HSBC Holdings PLC ADR	10,124,450
97,559	M&T Bank Corp.	6,025,244

		16,149,694

Commercial Services & Supplies – 0.7%
281,170	Waste Management, Inc.	8,415,418

Computers & Peripherals – 2.3%
620,534	Hewlett-Packard Co.	27,855,771

Diversified Consumer Services – 0.5%
350,486	H&R Block, Inc.	6,056,398

Diversified Financial Services – 7.8%
2,710,344	Bank of America Corp.	47,674,951
1,096,713	JPMorgan Chase & Co.	47,663,147

		95,338,098

Diversified Telecommunication Services – 2.4%
382,986	CenturyTel, Inc.	12,343,639
1,143,700	Koninklijke (Royal) KPN NV ADR	17,555,795

		29,899,434

Electric Utilities – 6.5%
368,347	American Electric Power Co., Inc.	11,577,146
141,361	Edison International	4,722,871
404,516	Entergy Corp.	31,956,764
366,397	FirstEnergy Corp.	16,535,497
492,985	PPL Corp.	14,493,759

		79,286,037

Electrical Equipment – 1.1%
381,400	Emerson Electric Co.	14,062,218

Energy Equipment & Services – 1.6%
199,900	Schlumberger Ltd.	11,234,380
116,900	Transocean Ltd.*	8,865,696

		20,100,076

Food & Staples Retailing – 1.0%
246,604	Wal-Mart Stores, Inc.	12,544,746

Food Products – 2.7%
171,806	General Mills, Inc.	10,261,972
840,031	Unilever NV	23,462,066

		33,724,038

Health Care Equipment & Supplies – 2.2%
319,307	Baxter International, Inc.	18,174,954
129,000	Becton, Dickinson & Co.	8,980,980

		27,155,934

Household Products – 1.3%
55,746	The Clorox Co.	3,294,031
235,000	The Procter & Gamble Co.	12,715,850

		16,009,881

Insurance – 8.9%
377,800	Aflac, Inc.	15,346,236
155,488	Everest Re Group Ltd.	13,109,193
426,823	Marsh & McLennan Cos., Inc.	10,047,413
156,919	PartnerRe Ltd.(a)	11,597,883
279,800	Prudential Financial, Inc.	14,152,284
434,658	The Allstate Corp.	12,774,599
646,292	The Travelers Cos., Inc.	32,586,043

		109,613,651

Life Sciences Tools & Services* – 1.1%
287,500	Thermo Fisher Scientific, Inc.	12,997,875

Media – 4.3%
1,839,520	Comcast Corp.	28,181,447
735,000	DISH Network Corp.*	11,987,850
430,420	Time Warner, Inc.	12,013,022

		52,182,319

Metals & Mining – 2.1%
172,500	Freeport-McMoRan Copper & Gold, Inc.	10,864,050
326,400	United States Steel Corp.(a)	14,289,792

		25,153,842

Multiline Retail – 2.0%
233,500	J.C. Penney Co., Inc.	7,014,340
174,321	Kohl’s Corp.*	8,993,220
180,000	Target Corp.	8,460,000

		24,467,560

Oil, Gas & Consumable Fuels – 15.0%
506,000	BP PLC ADR	26,033,700
415,200	Chevron Corp.	29,039,088

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND

Schedule of Investments (continued)
August 31, 2009

Shares	Description	Value

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)

329,101	Devon Energy Corp.	$20,200,219
303,614	EOG Resources, Inc.	21,860,208
347,367	Exxon Mobil Corp.	24,020,428
452,754	Hess Corp.	22,904,825
536,366	Occidental Petroleum Corp.	39,208,355

		183,266,823

Pharmaceuticals – 5.1%
796,199	Johnson & Johnson	48,122,267
290,816	Wyeth	13,915,546

		62,037,813

Real Estate Investment Trusts – 2.5%
336,500	Annaly Capital Management, Inc.(a)	5,834,910
107,300	Federal Realty Investment Trust(a)	6,692,301
276,200	Health Care REIT, Inc.(a)	11,796,502
787,200	MFA Financial, Inc.	6,234,624

		30,558,337

Road & Rail – 0.5%
147,000	Norfolk Southern Corp.	6,742,890

Semiconductors & Semiconductor Equipment – 0.5%
296,800	Intel Corp.	6,030,976

Software – 0.9%
483,442	Oracle Corp.	10,572,877

Specialty Retail – 3.3%
678,102	Staples, Inc.	14,653,784
472,300	The Home Depot, Inc.	12,889,067
346,500	The TJX Cos., Inc.	12,456,675

		39,999,526

Thrifts & Mortgage Finance(a) – 0.4%
476,979	New York Community Bancorp, Inc.	5,075,057

Tobacco – 2.4%
641,541	Philip Morris International, Inc.	29,324,839

Wireless Telecommunication Services* – 1.7%
5,658,773	Sprint Nextel Corp.	20,711,109

TOTAL COMMON STOCKS
(Cost $1,158,892,859)		$1,182,331,347

	Dividend	Maturity
Shares	Rate	Date	Value

Preferred Stock(b)(c) – 1.7%

JPMorgan Chase & Co.
21,459,000	7.900%	04/29/49	$20,450,856
(Cost $19,016,598)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Repurchase Agreement(d) – 2.4%

Joint Repurchase Agreement Account II
$29,900,000	0.217%	09/01/09	$29,900,000
Maturity Value: $29,900,180
(Cost $29,900,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,207,809,457)			$1,232,682,203

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(b)(e) – 3.5%

Boston Global Investment Trust – Enhanced Portfolio
42,388,422	0.263%	$42,346,034
(Cost $42,252,269)

TOTAL INVESTMENTS – 104.1%
(Cost $1,250,061,726)		$1,275,028,237

LIABILITIES IN EXCESS OF OTHER ASSETS – (4.1)%		(50,256,162)

NET ASSETS – 100.0%		$1,224,772,075

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2009.

(c)	Securities with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	Joint repurchase agreement was entered into on August 31, 2009. Additional information appears on page 40.

(e)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—	American Depositary Receipt
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Schedule of Investments
August 31, 2009

Shares	Description	Value

Common Stocks – 97.9%

Aerospace & Defense – 3.9%
1,359,294	Honeywell International, Inc.	$49,967,648
884,117	The Boeing Co.	43,914,091

		93,881,739

Auto Components(a) – 1.2%
1,168,503	Johnson Controls, Inc.	28,943,819

Automobiles* – 0.5%
1,530,800	Ford Motor Co.	11,634,080

Biotechnology* – 2.2%
817,880	Biogen Idec, Inc.	41,065,755
222,900	Genzyme Corp.	12,417,759

		53,483,514

Capital Markets – 6.6%
544,294	Franklin Resources, Inc.	50,798,959
1,888,311	Invesco Ltd.	39,182,453
1,002,191	Morgan Stanley & Co.	29,023,452
780,442	State Street Corp.	40,957,596

		159,962,460

Chemicals – 1.4%
1,632,575	The Dow Chemical Co.	34,757,522

Commercial Banks(a) – 0.8%
677,704	Wells Fargo & Co.	18,650,414

Commercial Services & Supplies – 0.7%
604,133	Waste Management, Inc.	18,081,701

Communications Equipment* – 1.0%
1,119,237	Cisco Systems, Inc.	24,175,519

Computers & Peripherals – 2.4%
1,293,057	Hewlett-Packard Co.	58,045,329

Consumer Finance* – 1.0%
2,590,911	SLM Corp.	23,059,108

Diversified Financial Services – 8.8%
5,955,551	Bank of America Corp.	104,758,142
2,485,319	JPMorgan Chase & Co.	108,011,964

		212,770,106

Electric Utilities – 5.0%
563,121	American Electric Power Co., Inc.	17,698,893
830,840	Entergy Corp.	65,636,360
857,046	FirstEnergy Corp.	38,678,486

		122,013,739

Electrical Equipment – 1.4%
938,834	Emerson Electric Co.	34,614,810

Energy Equipment & Services – 2.9%
316,785	Schlumberger Ltd.	17,803,317
240,639	Transocean Ltd.*	18,250,062
1,678,959	Weatherford International Ltd.*	33,495,232

		69,548,611

Food & Staples Retailing – 1.1%
527,014	Wal-Mart Stores, Inc.	26,809,202

Food Products – 2.9%
348,463	General Mills, Inc.	20,813,695
1,765,354	Unilever NV	49,306,337

		70,120,032

Health Care Equipment & Supplies – 3.2%
1,087,147	Baxter International, Inc.	61,880,407
244,097	Becton, Dickinson & Co.	16,994,033

		78,874,440

Health Care Providers & Services* – 2.1%
986,352	WellPoint, Inc.	52,128,703

Insurance – 8.4%
903,317	Aflac, Inc.	36,692,737
548,613	Everest Re Group Ltd.	46,253,562
168,874	PartnerRe Ltd.	12,481,477
905,716	Prudential Financial, Inc.	45,811,115
1,271,458	The Travelers Cos., Inc.	64,106,913

		205,345,804

Internet Software & Services* – 0.5%
27,507	Google, Inc.	12,699,157

Life Sciences Tools & Services*(a) – 1.1%
616,800	Thermo Fisher Scientific, Inc.	27,885,528

Media – 6.1%
3,919,490	Comcast Corp.(a)	60,046,587
2,069,600	DISH Network Corp.*	33,755,176
926,947	Time Warner, Inc.(a)	25,871,091
1,100,107	Viacom, Inc. Class B*	27,546,679

		147,219,533

Metals & Mining – 2.1%
365,742	Freeport-McMoRan Copper & Gold, Inc.	23,034,431
659,488	United States Steel Corp.(a)	28,872,385

		51,906,816

Multi-Utilities(a) – 0.8%
465,092	PG&E Corp.	18,878,084

Multiline Retail – 2.1%
500,400	J.C. Penney Co., Inc.	15,032,016
348,033	Kohl’s Corp.*	17,955,022
385,834	Target Corp.	18,134,198

		51,121,236

Oil, Gas & Consumable Fuels – 13.1%
805,318	Devon Energy Corp.	49,430,419
783,322	EOG Resources, Inc.	56,399,184
719,965	Exxon Mobil Corp.	49,785,580
888,437	Hess Corp.	44,946,028
1,198,022	Occidental Petroleum Corp.	87,575,408
627,810	Range Resources Corp.	30,367,169

		318,503,788

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Schedule of Investments (continued)
August 31, 2009

Shares	Description	Value

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)

Pharmaceuticals – 4.6%
1,169,223	Johnson & Johnson	$70,667,838
868,278	Wyeth	41,547,102

		112,214,940

Semiconductors & Semiconductor Equipment – 0.5%
628,400	Intel Corp.	12,769,088

Software – 1.7%
1,387,967	Activision Blizzard, Inc.*	16,114,297
1,165,227	Oracle Corp.	25,483,514

		41,597,811

Specialty Retail – 3.4%
1,356,082	Staples, Inc.	29,304,932
1,000,130	The Home Depot, Inc.	27,293,548
734,364	The TJX Cos., Inc.	26,400,386

		82,998,866

Tobacco – 2.5%
1,308,897	Philip Morris International, Inc.	59,829,682

Wireless Telecommunication Services* – 1.9%
12,641,147	Sprint Nextel Corp.	46,266,598

TOTAL COMMON STOCKS
(Cost $2,258,063,008)		$2,380,791,779

Principal	Interest	Maturity
Amount	Rate	Date	Value

Repurchase Agreement(b) – 2.5%

Joint Repurchase Agreement Account II
$60,400,000	0.217%	09/01/09	$60,400,000
Maturity Value: $60,400,364
(Cost $60,400,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $2,318,463,008)			$2,441,191,779

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(c)(d) – 3.4%

Boston Global Investment Trust – Enhanced Portfolio
82,698,524	0.263%	$82,615,825
(Cost $81,606,917)

TOTAL INVESTMENTS – 103.8%
(Cost $2,400,069,925)		$2,523,807,604

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.8)%		(92,272,469)

NET ASSETS – 100.0%		$2,431,535,135

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on August 31, 2009. Additional information appears on page 40.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2009.

(d)	Represents an affiliated issuer.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Schedule of Investments
August 31, 2009

Shares	Description	Value

Common Stocks – 96.1%

Aerospace & Defense* – 1.0%
334,328	Alliant Techsystems, Inc.(a)	$25,836,868
1,507,186	BE Aerospace, Inc.	25,818,096

		51,654,964

Auto Components(a) – 0.8%
1,714,414	Johnson Controls, Inc.	42,466,035

Beverages – 0.8%
1,010,989	Coca-Cola Enterprises, Inc.	20,432,088
439,881	Molson Coors Brewing Co. Class B	20,841,562

		41,273,650

Biotechnology* – 0.4%
454,400	Biogen Idec, Inc.	22,815,424

Building Products(a) – 0.4%
544,077	Lennox International, Inc.	19,521,483

Capital Markets – 3.6%
4,719,081	Invesco Ltd.	97,920,931
3,551,735	Janus Capital Group, Inc.	45,178,069
496,923	Lazard Ltd.	19,315,397
1,150,934	Raymond James Financial, Inc.(a)	26,183,748

		188,598,145

Chemicals – 2.4%
1,389,905	Airgas, Inc.(a)	64,630,583
1,144,262	Celanese Corp.	29,144,353
991,745	Terra Industries, Inc.	30,853,187

		124,628,123

Commercial Banks – 2.2%
252,218	M&T Bank Corp.(a)	15,576,984
4,502,389	Regions Financial Corp.(a)	26,383,999
2,606,590	SunTrust Banks, Inc.	60,916,008
3,652,258	Synovus Financial Corp.(a)	13,513,355

		116,390,346

Commercial Services & Supplies – 2.0%
1,067,505	Iron Mountain, Inc.*(a)	31,267,221
2,880,757	Republic Services, Inc.	73,776,187

		105,043,408

Communications Equipment*(a) – 1.6%
3,089,262	CommScope, Inc.	83,286,504

Construction Materials(a) – 1.3%
1,305,554	Vulcan Materials Co.	65,329,922

Consumer Finance* – 1.1%
6,239,260	SLM Corp.	55,529,414

Containers & Packaging* – 0.5%
960,424	Pactiv Corp.	23,866,536

Diversified Consumer Services – 0.5%
1,368,148	H&R Block, Inc.	23,641,597

Diversified Telecommunication Services – 0.7%
1,183,993	CenturyTel, Inc.	38,160,094

Electric Utilities – 8.4%
2,005,899	American Electric Power Co., Inc.	63,045,406
2,362,838	DPL, Inc.(a)	58,527,497
2,187,471	Edison International	73,083,406
812,054	Entergy Corp.	64,152,266
1,039,926	FirstEnergy Corp.(a)	46,931,860
299,586	Northeast Utilities	7,127,151
1,582,186	NV Energy, Inc.	19,081,163
204,851	Pinnacle West Capital Corp.	6,741,646
3,319,919	PPL Corp.	97,605,619

		436,296,014

Electrical Equipment – 1.0%
914,436	Cooper Industries Ltd.	29,490,561
531,100	Rockwell Automation, Inc.(a)	22,226,535

		51,717,096

Electronic Equipment, Instruments & Components – 0.8%
1,164,692	Amphenol Corp.	40,717,632

Energy Equipment & Services – 3.1%
270,023	Core Laboratories NV(a)	25,023,031
1,264,300	Dril-Quip, Inc.*(a)	53,935,038
605,697	Oil States International, Inc.*	17,849,891
1,269,567	Smith International, Inc.	35,001,962
1,562,959	Weatherford International Ltd.*(a)	31,181,032

		162,990,954

Food & Staples Retailing – 0.4%
1,095,936	Safeway, Inc.	20,877,581

Food Products – 1.5%
422,826	Campbell Soup Co.	13,259,823
1,823,668	ConAgra Foods, Inc.	37,439,904
544,065	The J.M. Smucker Co.	28,438,278

		79,138,005

Gas Utilities(a) – 0.9%
1,233,979	EQT Corp.	48,951,947

Health Care Equipment & Supplies – 2.8%
201,072	Becton, Dickinson & Co.	13,998,633
479,123	C.R. Bard, Inc.(a)	38,607,731
720,955	Edwards Lifesciences Corp.*	44,612,695
1,465,450	Kinetic Concepts, Inc.*(a)	46,821,128

		144,040,187

Health Care Providers & Services – 1.5%
2,668,275	Aetna, Inc.	76,045,838

Hotels, Restaurants & Leisure(a) – 1.0%
1,788,577	Starwood Hotels & Resorts Worldwide, Inc.	53,263,823

Household Durables – 3.9%
918,126	Fortune Brands, Inc.	36,550,596
339,582	Mohawk Industries, Inc.*(a)	17,019,850
3,599,554	Newell Rubbermaid, Inc.(a)	50,105,792
101,619	NVR, Inc.*(a)	68,618,230

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Schedule of Investments (continued)
August 31, 2009

Shares	Description	Value

Common Stocks – (continued)
Household Durables – (continued)

738,632	Snap-on, Inc.	$27,565,746

		199,860,214

Household Products – 1.4%
221,731	Energizer Holdings, Inc.*	14,507,859
1,009,077	The Clorox Co.(a)	59,626,360

		74,134,219

Insurance – 14.1%
819,373	Arch Capital Group Ltd.*	53,234,664
919,228	Everest Re Group Ltd.	77,500,113
2,019,358	Lincoln National Corp.	50,968,596
3,678,113	Marsh & McLennan Cos., Inc.	86,582,780
1,888,171	Principal Financial Group, Inc.	53,624,056
2,915,398	The Hartford Financial Services Group, Inc.	69,153,241
3,990,480	The Progressive Corp.*	65,922,730
566,407	Torchmark Corp.	24,134,602
1,479,106	Unum Group	33,324,258
4,508,213	W.R. Berkley Corp.	115,184,842
1,872,455	Willis Group Holdings Ltd.	48,290,614
3,126,835	XL Capital Ltd.	54,250,587

		732,171,083

Internet & Catalog Retail* – 0.7%
4,034,021	Liberty Media Corp. — Interactive	38,645,921

Internet Software & Services*(a) – 1.2%
3,426,605	IAC/InterActiveCorp.	63,460,725

IT Services* – 0.5%
661,257	Hewitt Associates, Inc.	23,818,477

Machinery – 2.8%
783,811	Cummins, Inc.	35,522,314
1,257,605	Eaton Corp.	67,847,790
912,671	Parker Hannifin Corp.(a)	44,410,571

		147,780,675

Media* – 3.6%
6,231,170	DISH Network Corp.	101,630,383
1,281,375	Lamar Advertising Co.(a)	29,330,674
2,264,033	Viacom, Inc. Class B	56,691,386

		187,652,443

Metals & Mining – 3.5%
868,202	Allegheny Technologies, Inc.(a)	26,367,295
2,502,536	Cliffs Natural Resources, Inc.	63,339,186
1,652,781	United States Steel Corp.(a)	72,358,752
351,168	Walter Energy, Inc.	18,229,131

		180,294,364

Multi-Utilities – 1.2%
2,383,033	CMS Energy Corp.(a)	31,956,472
297,123	Sempra Energy	14,906,661
911,868	Xcel Energy, Inc.	18,009,393

		64,872,526

Multiline Retail – 1.8%
1,922,105	J.C. Penney Co., Inc.	57,740,034
654,479	Kohl’s Corp.*	33,764,572

		91,504,606

Oil, Gas & Consumable Fuels – 7.5%
2,600	Brasil Ecodiesel Industria e Comercio de Biocombustiveis e Oleos Vegetais SA ADR*	1,154
4,600	Brasil Ecodiesel Industria e Comercio de Biocombustiveis e Oleos Vegetais SA ADR*(b)	2,042
3,397,311	Newfield Exploration Co.*	131,441,963
1,410,896	Noble Energy, Inc.(a)	85,302,772
1,830,091	Range Resources Corp.	88,521,502
1,689,267	Whiting Petroleum Corp.*	81,997,020

		387,266,453

Personal Products – 0.1%
172,436	Alberto-Culver Co.	4,550,586

Real Estate Investment Trusts – 4.9%
773,330	Alexandria Real Estate Equities, Inc.(a)	43,082,214
961,983	Boston Properties, Inc.(a)	58,276,930
2,202,256	Douglas Emmett, Inc.(a)	26,669,320
342,287	Essex Property Trust, Inc.(a)	25,538,033
609,631	Federal Realty Investment Trust(a)	38,022,686
660,109	Health Care REIT, Inc.(a)	28,193,255
3,721,875	Host Hotels & Resorts, Inc.	37,107,094

		256,889,532

Road & Rail – 0.9%
550,040	Norfolk Southern Corp.	25,230,335
529,027	Ryder System, Inc.	20,103,026

		45,333,361

Semiconductors & Semiconductor Equipment – 1.6%
963,720	Linear Technology Corp.(a)	25,606,040
2,284,000	ON Semiconductor Corp.*	18,431,880
4,716,944	Teradyne, Inc.*(a)	38,914,788

		82,952,708

Software* – 1.4%
2,952,092	Activision Blizzard, Inc.	34,273,788
2,905,004	Parametric Technology Corp.	38,636,553

		72,910,341

Specialty Retail – 2.9%
956,135	Ross Stores, Inc.	44,594,137
1,879,062	The TJX Cos., Inc.	67,552,279
1,313,226	Urban Outfitters, Inc.*(a)	37,335,015

		149,481,431

Thrifts & Mortgage Finance(a) – 0.6%
2,866,262	New York Community Bancorp, Inc.	30,497,028

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)

Wireless Telecommunication Services*(a) – 0.8%
10,790,109	Sprint Nextel Corp.	$39,491,799

TOTAL COMMON STOCKS
(Cost $4,691,435,324)		$4,989,813,214

Principal	Interest	Maturity
Amount	Rate	Date	Value

Repurchase Agreement(c) – 3.8%

Joint Repurchase Agreement Account II
$194,700,000	0.217%	09/01/09	$194,700,000
Maturity Value: $194,701,174
(Cost $194,700,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $4,886,135,324)			$5,184,513,214

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(d)(e) – 11.8%

Boston Global Investment Trust – Enhanced Portfolio
613,694,760	0.263%	$613,081,065
(Cost $606,278,515)

TOTAL INVESTMENTS – 111.7%
(Cost $5,492,413,839)		$5,797,594,279

LIABILITIES IN EXCESS OF OTHER ASSETS – (11.7)%		(607,440,353)

NET ASSETS – 100.0%		$5,190,153,926

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $2,042, which represents approximately 0.0% of net assets as of August 31, 2009.

(c)	Joint repurchase agreement was entered into on August 31, 2009. Additional information appears on page 40.

(d)	Represents an affiliated issuer.

(e)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2009.

Investment Abbreviations:
ADR	—	American Depositary Receipt
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments
August 31, 2009

Shares	Description	Value

Common Stocks – 94.0%

Aerospace & Defense* – 1.0%
505,055	AAR Corp.(a)	$8,590,985
121,171	TransDigm Group, Inc.	5,394,533

		13,985,518

Airlines*(a) – 1.3%
2,114,830	AirTran Holdings, Inc.	14,063,619
846,660	JetBlue Airways Corp.	4,919,095

		18,982,714

Auto Components – 0.6%
261,780	Gentex Corp.	3,819,370
292,130	TRW Automotive Holdings Corp.*	5,156,095

		8,975,465

Building Products – 0.5%
168,816	Universal Forest Products, Inc.	6,972,101

Capital Markets – 2.6%
728,564	Apollo Investment Corp.	6,746,503
574,705	Ares Capital Corp.	5,344,756
445,491	BGC Partners, Inc.	2,013,619
249,618	KBW, Inc.*(a)	7,144,067
422,938	Knight Capital Group, Inc.*	8,509,513
430,038	MF Global Ltd.*(a)	3,074,772
651,372	PennantPark Investment Corp.	5,438,956

		38,272,186

Chemicals – 3.4%
589,790	H.B. Fuller Co.	11,642,455
456,462	KMG Chemicals, Inc.	4,500,715
195,264	Minerals Technologies, Inc.(a)	8,755,638
2,118,646	PolyOne Corp.*	10,805,095
168,094	Sensient Technologies Corp.	4,382,210
712,987	Solutia, Inc.*	8,719,831

		48,805,944

Commercial Banks – 10.7%
371,310	Bank of the Ozarks, Inc.(a)	9,260,471
708,321	Boston Private Financial Holdings, Inc.(a)	3,555,771
133,074	Bridge Capital Holdings*	805,098
128,332	Capital City Bank Group, Inc.	1,877,497
180,197	City Holding Co.	5,737,473
481,119	CoBiz, Inc.(a)	2,275,693
282,264	East West Bancorp, Inc.(a)	2,599,652
971,039	F.N.B. Corp.(a)	6,874,956
295,233	First Financial Bankshares, Inc.(a)	14,714,413
158,248	FirstMerit Corp.	2,843,708
589,973	Glacier Bancorp, Inc.(a)	8,796,498
286,914	Hancock Holding Co.(a)	10,991,675
183,223	Home Bancshares, Inc.	3,710,266
143,055	IBERIABANK Corp.	6,932,445
321,229	National Penn Bancshares, Inc.	1,798,882
199,438	PacWest Bancorp(a)	3,930,923
405,916	Pinnacle Financial Partners, Inc.*(a)	6,117,154
444,592	Prosperity Bancshares, Inc.(a)	15,351,762
66,778	S.Y. Bancorp, Inc.(a)	1,484,475
224,375	SCBT Financial Corp.	5,755,219

642,170	Seacoast Banking Corp. of Florida	1,817,341
98,674	Sierra Bancorp(a)	1,261,054
439,251	Signature Bank*	13,335,660
262,753	Southcoast Financial Corp.*(b)	1,353,178
88,337	Sterling Bancorp	671,361
279,305	Sterling Bancshares, Inc.(a)	2,220,475
164,659	Summit State Bank	1,111,448
193,727	Texas Capital Bancshares, Inc.*	3,206,182
499,486	The South Financial Group, Inc.	879,095
231,330	TriCo Bancshares(a)	3,918,730
222,195	UMB Financial Corp.(a)	8,894,466
111,573	United Community Banks, Inc.*(a)	752,002

		154,835,023

Commercial Services & Supplies – 2.4%
1,340,669	Comfort Systems USA, Inc.	15,913,741
367,500	G&K Services, Inc.	8,636,250
368,485	Waste Connections, Inc.*	10,078,065

		34,628,056

Communications Equipment – 2.0%
709,405	ADC Telecommunications, Inc.*(a)	6,037,037
743,551	Emulex Corp.*	7,205,009
352,582	Plantronics, Inc.	8,423,184
315,472	Polycom, Inc.*(a)	7,441,984

		29,107,214

Computers & Peripherals* – 2.1%
809,795	Avid Technology, Inc.(a)	10,551,629
1,128,400	Electronics for Imaging, Inc.	12,006,176
511,347	Intermec, Inc.	7,271,354

		29,829,159

Consumer Finance* – 0.3%
243,335	First Cash Financial Services, Inc.	4,572,265

Diversified Consumer Services – 0.3%
254,763	Hillenbrand, Inc.	5,100,355

Diversified Financial Services – 1.0%
473,458	Compass Diversified Holdings	4,796,130
442,934	Financial Federal Corp.	10,373,514

		15,169,644

Diversified Telecommunication Services* – 0.6%
929,266	Premiere Global Services, Inc.	8,697,930

Electric Utilities – 4.1%
523,687	Cleco Corp.	12,788,437
1,307,314	El Paso Electric Co.*	22,145,899
144,308	Great Plains Energy, Inc.(a)	2,528,276
151,505	MGE Energy, Inc.	5,367,822
79,027	The Empire District Electric Co.(a)	1,434,340
145,037	Unisource Energy Corp.	4,240,882
565,659	Westar Energy, Inc.	11,607,323

		60,112,979

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)

Electrical Equipment – 0.8%
354,745	EnerSys*	$7,055,878
133,565	Franklin Electric Co., Inc.(a)	4,208,633

		11,264,511

Electronic Equipment, Instruments & Components – 1.6%
324,788	Anixter International, Inc.*(a)	11,393,563
188,351	Littelfuse, Inc.*	4,716,309
249,918	MTS Systems Corp.	6,632,824

		22,742,696

Energy Equipment & Services* – 2.6%
363,377	Dril-Quip, Inc.	15,501,663
66,545	Hornbeck Offshore Services, Inc.	1,467,983
290,325	Key Energy Services, Inc.	2,075,824
595,746	Oil States International, Inc.	17,556,634
83,424	T-3 Energy Services, Inc.	1,466,594

		38,068,698

Food & Staples Retailing – 1.2%
426,971	Casey’s General Stores, Inc.	11,848,445
84,066	Nash Finch Co.(a)	2,281,551
226,013	The Pantry, Inc.*	3,424,097

		17,554,093

Food Products – 1.2%
225,216	Lance, Inc.	5,461,488
289,082	The Hain Celestial Group, Inc.*	4,625,312
214,490	TreeHouse Foods, Inc.*(a)	7,946,854

		18,033,654

Gas Utilities – 0.7%
10,430	South Jersey Industries, Inc.	361,399
320,079	Southwest Gas Corp.	7,793,924
53,055	The Laclede Group, Inc.	1,727,471

		9,882,794

Health Care Equipment & Supplies – 2.7%
589,594	American Medical Systems Holdings, Inc.*(a)	8,985,413
1,251,625	Cardiac Science Corp.*(b)	3,942,619
118,024	Edwards Lifesciences Corp.*	7,303,325
212,283	Hill-Rom Holdings, Inc.(a)	4,349,679
96,352	Kinetic Concepts, Inc.*	3,078,446
994,067	Symmetry Medical, Inc.*	10,954,618

		38,614,100

Health Care Providers & Services*(a) – 1.6%
294,062	Amedisys, Inc.	13,097,522
366,498	Lincare Holdings, Inc.	9,671,882

		22,769,404

Hotels, Restaurants & Leisure – 1.9%
368,590	Ameristar Casinos, Inc.	6,122,280
388,571	California Pizza Kitchen, Inc.*	5,463,308
324,664	CEC Entertainment, Inc.*	8,684,762

170,414	Choice Hotels International, Inc.(a)	5,027,213
109,608	Papa John’s International, Inc.*	2,557,155

		27,854,718

Household Durables – 1.3%
266,204	Meritage Homes Corp.*	5,965,632
108,010	Snap-on, Inc.	4,030,933
378,491	The Ryland Group, Inc.(a)	8,675,014

		18,671,579

Insurance – 7.7%
901,376	Ambac Financial Group, Inc.(a)	1,586,422
1,680,651	American Equity Investment Life Holding Co.	13,562,854
524,741	Aspen Insurance Holdings Ltd.	13,328,421
162,924	Assured Guaranty Ltd.(a)	3,242,188
242,176	Donegal Group, Inc.	3,555,144
805,775	Max Capital Group Ltd.	16,486,156
2,030,761	Meadowbrook Insurance Group, Inc.	16,185,165
260,438	ProAssurance Corp.*	13,672,995
173,634	RLI Corp.	9,204,338
312,149	Tower Group, Inc.(a)	7,488,454
207,023	W.R. Berkley Corp.	5,289,438
341,923	Willis Group Holdings Ltd.	8,818,194

		112,419,769

IT Services – 0.3%
91,020	MAXIMUS, Inc.	3,790,983

Leisure Equipment & Products(a) – 0.4%
240,180	Pool Corp.	5,721,088

Machinery – 3.4%
1,312,494	Actuant Corp.	18,545,540
35,564	Altra Holdings, Inc.*	341,414
209,189	Graco, Inc.	5,252,736
454,682	Mueller Industries, Inc.	10,998,757
239,462	Robbins & Myers, Inc.	5,560,308
353,749	Tennant Co.	9,045,362

		49,744,117

Media* – 0.2%
477,413	Knology, Inc.	3,456,470

Metals & Mining – 2.0%
364,520	Commercial Metals Co.	6,171,324
557,726	Kaiser Aluminum Corp.	18,031,281
170,159	Olympic Steel, Inc.	4,582,382

		28,784,987

Multi-Utilities – 0.6%
415,116	CMS Energy Corp.(a)	5,566,706
109,053	NorthWestern Corp.	2,616,181

		8,182,887

Multiline Retail*(a) – 0.4%
233,738	Big Lots, Inc.	5,941,620

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments (continued)
August 31, 2009

Shares	Description	Value

Common Stocks – (continued)

Oil, Gas & Consumable Fuels – 3.1%
798,080	Atlas America, Inc.(a)	$17,701,415
753,155	Brigham Exploration Co.*	4,933,165
149,315	Golar LNG Ltd.	1,485,684
372,551	Goodrich Petroleum Corp.*(a)	8,918,871
560,405	Rex Energy Corp.*	3,340,014
651,755	SandRidge Energy, Inc.*(a)	7,951,411

		44,330,560

Personal Products* – 0.3%
493,969	Elizabeth Arden, Inc.	5,087,881

Professional Services* – 0.9%
563,613	On Assignment, Inc.	2,254,452
393,980	Resources Connection, Inc.	6,071,232
230,250	School Specialty, Inc.	5,247,397

		13,573,081

Real Estate Investment Trusts – 9.7%
550,515	Acadia Realty Trust	8,428,385
757,529	American Campus Communities, Inc.	19,703,329
736,938	BioMed Realty Trust, Inc.	9,933,924
523,603	Cogdell Spencer, Inc.	2,366,686
449,166	Cypress Sharpridge Investments, Inc.*	6,288,324
431,747	Digital Realty Trust, Inc.(a)	18,815,534
358,547	Entertainment Properties Trust	11,244,034
144,537	LaSalle Hotel Properties	2,392,087
2,004,031	MFA Financial, Inc.	15,871,926
845,073	National Retail Properties, Inc.(a)	17,340,898
836,488	OMEGA Healthcare Investors, Inc.	14,145,012
818,313	Parkway Properties, Inc.	14,811,465

		141,341,604

Semiconductors & Semiconductor Equipment – 3.3%
920,959	Atmel Corp.*	3,803,561
270,263	ATMI, Inc.*	4,591,768
776,035	Fairchild Semiconductor International, Inc.*	7,806,912
257,480	FormFactor, Inc.*	5,649,111
705,923	Micrel, Inc.	5,485,022
472,166	MKS Instruments, Inc.*	8,702,019
384,505	ON Semiconductor Corp.*(a)	3,102,955
517,365	Semtech Corp.*(a)	9,452,259

		48,593,607

Software* – 2.5%
321,816	JDA Software Group, Inc.	6,223,922
1,708,558	Lawson Software, Inc.	10,524,717
414,453	Monotype Imaging Holdings, Inc.	3,394,370
900,857	Parametric Technology Corp.	11,981,398
209,931	Progress Software Corp.	4,677,263

		36,801,670

Specialty Retail – 4.6%
471,455	Aaron Rents, Inc.(a)	12,304,976
86,128	Aeropostale, Inc.*(a)	3,371,911
224,296	Asbury Automotive Group, Inc.*	2,803,700

382,727	Hibbett Sports, Inc.*	6,724,513
184,557	Monro Muffler Brake, Inc.	4,757,879
252,400	The Children’s Place Retail Stores, Inc.*(a)	7,655,292
792,248	The Finish Line, Inc.	6,536,046
262,074	The Gymboree Corp.*(a)	11,738,295
136,353	Tractor Supply Co.*(a)	6,416,772
140,132	Urban Outfitters, Inc.*	3,983,953

		66,293,337

Textiles, Apparel & Luxury Goods*(a) – 0.7%
391,206	Fossil, Inc.	9,928,808

Thrifts & Mortgage Finance – 1.5%
119,097	Berkshire Hills Bancorp, Inc.	2,680,873
675,820	Brookline Bancorp, Inc.	7,055,561
232,319	Dime Community Bancshares	2,601,973
535,042	NewAlliance Bancshares, Inc.(a)	6,292,094
107,356	Provident Financial Services, Inc.	1,183,063
74,943	WSFS Financial Corp.	2,077,420

		21,890,984

Trading Companies & Distributors – 3.2%
661,039	Applied Industrial Technologies, Inc.(a)	13,637,235
190,091	Beacon Roofing Supply, Inc.*	3,197,331
1,396,661	RSC Holdings, Inc.*(a)	10,097,859
307,911	Watsco, Inc.(a)	16,266,938
129,580	WESCO International, Inc.*	3,113,807

		46,313,170

Transportation Infrastructure(a) – 0.7%
492,792	Aegean Marine Petroleum Network, Inc.	10,141,659

TOTAL COMMON STOCKS
(Cost $1,363,603,722)		$1,365,841,082

Exchange Traded Fund(a) – 3.0%

800,000	iShares Russell 2000 Value Index Fund	43,272,000
(Cost $35,834,400)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Repurchase Agreement(c) – 3.5%

Joint Repurchase Agreement Account II
$51,300,000	0.217%	09/01/09	$51,300,000
Maturity Value: $51,300,309
(Cost $51,300,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,450,738,122)			$1,460,413,082

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(b)(d) – 15.5%

Boston Global Investment Trust – Enhanced Portfolio
224,868,470	0.263%	$224,643,602
(Cost $221,943,863)

TOTAL INVESTMENTS – 116.0%
(Cost $1,672,681,985)		$1,685,056,684

LIABILITIES IN EXCESS OF OTHER ASSETS – (16.0)%		(232,188,138)

NET ASSETS – 100.0%		$1,452,868,546

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

(c)	Joint repurchase agreement was entered into on August 31, 2009. Additional information appears on page 40.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2009.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Schedule of Investments (continued)
August 31, 2009

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At August 31, 2009, the Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

Growth and Income	$29,900,000

Large Cap Value	60,400,000

Mid Cap Value	194,700,000

Small Cap Value	51,300,000

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

Banc of America Securities LLC	$3,850,000,000	0.22%	09/01/09	$3,850,023,528

Barclays Capital, Inc.	11,999,900,000	0.22	09/01/09	11,999,973,333

Citigroup Global Markets, Inc.	8,000,000,000	0.21	09/01/09	8,000,046,667

Credit Suisse Securities (USA) LLC	2,450,000,000	0.22	09/01/09	2,450,014,972

Deutsche Bank Securities, Inc.	3,100,000,000	0.22	09/01/09	3,100,018,944

JPMorgan Securities	4,150,000,000	0.21	09/01/09	4,150,024,208

Merrill Lynch & Co., Inc.	950,000,000	0.22	09/01/09	950,005,806

Morgan Stanley & Co.	6,700,000,000	0.22	09/01/09	6,700,040,944

RBS Securities, Inc.	500,000,000	0.22	09/01/09	500,003,056

UBS Securities LLC	1,650,000,000	0.21	09/01/09	1,650,009,625

Wachovia Capital Markets	550,000,000	0.22	09/01/09	550,003,361

TOTAL				$43,900,164,444

At August 31, 2009, the Joint Repurchase Agreement Account II was fully collateralized by Federal Farm Credit Bank, 2.625% to 7.350%, due 12/06/10 to 08/03/37; Federal Farm Credit Bank Principal-Only Stripped Security, 0.000%, due 12/16/15; Federal Home Loan Bank, 0.000% to 8.290%, due 09/15/09 to 06/12/37; Federal Home Loan Mortgage Corp., 0.000% to 15.000%, due 09/14/09 to 08/01/39; Federal Home Loan Mortgage Corp. Interest-Only Stripped Securities, 0.000%, due 07/15/12 to 03/15/25; Federal National Mortgage Association, 0.000% to 16.000%, due 09/01/09 to 07/01/49; Federal National Mortgage Association Interest-Only Stripped Securities, 0.000% due 11/15/10 to 10/08/27; Government National Mortgage Association, 3.500% to 7.000%, due 02/15/18 to 08/20/39; Tennessee Valley Authority Interest-Only Stripped Security, 0.000%, due 11/01/10; U.S. Treasury Bill, 0.000%, due 09/24/09; U.S. Treasury Inflation Protected Securities, 1.375% to 2.625%, due 01/15/15 to 07/15/19; and U.S. Treasury Notes, 3.500% to 4.625%, due 11/15/09 to 11/15/18. The aggregate market value of the collateral, including accrued interest, was $44,990,900,182.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Assets and Liabilities
August 31, 2009

	Growth and	Large Cap	Mid Cap	Small Cap
	Income	Value	Value	Value
	Fund	Fund	Fund	Fund

Assets:

Investments in securities of unaffiliated issuers, at value (identified cost $1,207,809,457, $2,318,463,008, $4,886,135,324 and $1,435,427,423, respectively)(a)	$1,232,682,203	$2,441,191,779	$5,184,513,214	$1,455,117,285
Investment in securities of affiliated issuers, at value (identified cost $0, $0, $0 and $15,310,699, respectively)	—	—	—	5,295,797
Investments in securities lending reinvestment vehicle — affiliated issuer, at value (identified cost $42,252,269, $81,606,917, $606,278,515 and $221,943,863, respectively)	42,346,034	82,615,825	613,081,065	224,643,602
Cash	41,934	8,019	47,799	23,911
Receivables:
Dividends and interest	3,930,089	5,212,806	8,111,168	823,862
Fund shares sold	2,874,902	4,011,289	8,690,023	2,769,504
Investment securities sold	—	4,848,545	41,822,928	257,810
Securities lending income	51,443	40,776	197,504	34,562
Foreign tax reclaims, at value	27,112	—	—	—
Other assets	37,601	—	4,914	—

Total assets	1,281,991,318	2,537,929,039	5,856,468,615	1,688,966,333

Liabilities:

Payables:
Payable upon return of securities loaned	44,212,975	84,248,063	626,960,882	226,938,002
Investment securities purchased	7,878,550	12,576,070	14,943,387	4,457,007
Fund shares redeemed	3,790,437	7,464,138	19,520,399	2,936,918
Amounts owed to affiliates	1,105,354	1,844,936	4,354,735	1,542,978
Accrued expenses and other liabilities	231,927	260,697	535,286	222,882

Total liabilities	57,219,243	106,393,904	666,314,689	236,097,787

Net Assets:

Paid-in capital	1,685,628,906	3,248,686,808	6,646,799,775	1,689,910,777
Accumulated undistributed net investment income	5,233,721	19,006,003	25,123,051	6,359,880
Accumulated net realized loss from investment transactions	(491,057,063)	(959,895,355)	(1,786,949,340)	(255,776,810)
Net unrealized gain on investments	24,966,511	123,737,679	305,180,440	12,374,699

NET ASSETS	$1,224,772,075	$2,431,535,135	$5,190,153,926	$1,452,868,546

Net Assets:
Class A	$791,635,594	$632,096,019	$2,630,467,082	$586,679,919
Class B	53,175,659	20,429,073	72,920,181	24,983,680
Class C	29,420,845	60,130,480	149,393,426	48,935,239
Institutional	347,526,183	1,636,325,086	2,136,744,536	746,624,493
Service	2,709,272	7,973,684	200,420,856	44,934,585
Class IR	7,007	74,396,052	144,744	265,667
Class R	297,515	184,741	63,101	444,963

Total Net Assets	$1,224,772,075	$2,431,535,135	$5,190,153,926	$1,452,868,546

Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	44,861,586	64,422,168	100,057,168	20,527,831
Class B	3,116,495	2,138,003	2,875,642	1,004,275
Class C	1,733,072	6,334,263	5,936,327	1,969,532
Institutional	19,400,811	165,020,102	80,573,152	24,897,746
Service	153,660	816,768	7,701,535	1,601,972
Class IR	397	7,624,399	5,533	9,304
Class R	16,905	18,998	2,403	15,597

Net asset value, offering and redemption price per share:(b)
Class A	$17.65	$9.81	$26.29	$28.58
Class B	17.06	9.56	25.36	24.88
Class C	16.98	9.49	25.17	24.85
Institutional	17.91	9.92	26.52	29.99
Service	17.63	9.76	26.02	28.05
Class IR	17.63	9.76	26.16	28.55
Class R	17.60	9.72	26.26	28.53

(a)	Includes loaned securities having a market value of $42,835,615, $81,049,398, $603,943,221 and $217,556,071 for the Growth and Income, Large Cap Value, Mid Cap Value, and Small Cap Value Funds, respectively.

(b)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Growth and Income, Large Cap Value, Mid Cap Value and Small Cap Value Funds is $18.68, $10.38, $27.82 and $30.24, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Operations
For the Fiscal Year Ended August 31, 2009

Growth and
Income Fund

Investment income:

Dividends — unaffiliated issuers(a)	$31,298,969
Dividends — affiliated issuers	—
Securities lending income — affiliated issuer	246,487
Interest	1,706,860

Total investment income	33,252,316

Expenses:

Management fees	7,368,622
Distribution and Service fees(b)	2,899,891
Transfer Agent fees(b)	1,777,753
Printing fees	131,536
Custody and accounting fees	113,376
Professional fees	107,880
Registration fees	179,208
Trustee fees	16,500
Service share fees — Shareholder Administration Plan	4,632
Service share fees — Service Plan	4,632
Other	330,839

Total expenses	12,934,869

Less — expense reductions	(308,381)

Net expenses	12,626,488

NET INVESTMENT INCOME	20,625,828

Realized and unrealized gain (loss) from investment transactions:

Net realized loss from:
Investment transactions — unaffiliated issuers (including commission recapture of $266,878, $460,019, $1,433,462, and $0, respectively)	(474,787,888)
Investment transactions — affiliated issuers	—
Securities lending reinvestment vehicle transactions — affiliated issuer	(1,960,706)
Payments by affiliate relating to certain investment transactions	—
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	138,894,198
Investments — affiliated issuers	—
Securities lending reinvestment vehicle — affiliated issuer	93,765

Net realized and unrealized loss from investment transactions	(337,760,631)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(317,134,803)

(a)	Foreign taxes withheld on dividends were $252,375, $379,961, $18,214 for Growth and Income, Large Cap Value and Small Cap Value Funds, respectively.

(b)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R(c)	Class A	Class B	Class C	Institutional	Service	Class IR	Class R(c)
Growth and Income	$2,040,788	$562,422	$296,250	$431	$1,550,999	$106,860	$56,287	$62,690	$741	$12	$164
Large Cap Value	1,423,352	207,279	596,242	130	1,081,747	39,383	113,286	573,500	2,533	121,141	49
Mid Cap Value	5,962,433	747,344	1,442,943	78	4,531,449	141,995	274,159	704,763	70,925	87	29
Small Cap Value	1,311,707	256,317	430,955	232	996,897	48,700	81,882	231,979	15,555	102	88

(c)	Commenced operations on January 6, 2009 for Mid Cap Value Fund only.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Large Cap	Mid Cap	Small Cap
Value Fund	Value Fund	Value Fund

$47,370,660	$97,471,623	$24,784,715
—	—	162,206
1,009,805	2,457,823	1,656,911
497,929	831,912	198,240

48,878,394	100,761,358	26,802,072

15,288,642	32,254,290	12,123,443
2,227,003	8,152,798	1,999,211
1,931,639	5,723,407	1,375,203
175,978	273,214	146,810
158,167	264,621	141,412
109,134	121,543	115,539
91,772	98,174	94,147
16,500	16,500	16,500
15,830	443,280	97,219
15,830	443,280	97,219
337,944	961,002	187,857

20,368,439	48,752,109	16,394,560

(1,586)	(8,812)	(2,530)

20,366,853	48,743,297	16,392,030

28,511,541	52,018,061	10,410,042

(839,863,473)	(1,675,451,957)	(222,249,279)
—	—	(22,097,784)
(2,641,146)	(20,682,367)	(4,994,139)
—	344,853	—

266,497,952	289,315,388	(31,946,767)
—	—	4,090,358
1,008,908	6,802,550	2,699,739

(574,997,759)	(1,399,671,533)	(274,497,872)

$(546,486,218)	$(1,347,653,472)	$(264,087,830)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Changes in Net Assets

	Growth and Income Fund
	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	August 31, 2009	August 31, 2008

From operations:

Net investment income	$20,625,828	$27,981,288
Net realized gain (loss) from investment transactions	(476,748,594)	24,171,653
Payments by affiliate relating to certain investment transactions	—	—
Net change in unrealized gain (loss) on investments	138,987,963	(250,866,937)

Net decrease in net assets resulting from operations	(317,134,803)	(198,713,996)

Distributions to shareholders:

From net investment income
Class A Shares	(21,274,218)	(24,765,336)
Class B Shares	(1,060,867)	(1,089,122)
Class C Shares	(561,467)	(562,950)
Institutional Shares	(4,055,543)	(754,110)
Service Shares	(44,414)	(29,285)
Class IR Shares(a)	(183)	(150)
Class R Shares(a)	(1,398)	(123)
From net realized gains
Class A Shares	(2,002,918)	(174,629,892)
Class B Shares	(148,137)	(15,046,758)
Class C Shares	(75,218)	(7,365,430)
Institutional Shares	(285,115)	(3,594,625)
Service Shares	(4,321)	(175,813)
Class IR Shares(a)	(15)	(1,143)
Class R Shares(a)	(49)	(1,143)

Total distributions to shareholders	(29,513,863)	(228,015,880)

From share transactions:

Net proceeds from sales of shares	439,772,988	303,005,668
Reinvestment of distributions	28,773,585	221,919,507
Cost of shares redeemed	(369,864,403)	(439,787,330)

Net increase (decrease) in net assets resulting from share transactions	98,682,170	85,137,845

TOTAL INCREASE (DECREASE)	(247,966,496)	(341,592,031)

Net assets:

Beginning of year	1,472,738,571	1,814,330,602

End of year	$1,224,772,075	$1,472,738,571

Accumulated undistributed net investment income	$5,233,721	$9,688,596

(a)	Commenced operations on November 30, 2007 (except for Mid Cap Value Fund’s Class R Shares which commenced operations on January 6, 2009).

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Large Cap Value Fund		Mid Cap Value Fund		Small Cap Value Fund
For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
August 31, 2009	August 31, 2008	August 31, 2009	August 31, 2008	August 31, 2009	August 31, 2008

$28,511,541	$36,615,545	$52,018,061	$62,570,247	$10,410,042	$3,580,218
(842,504,619)	(54,118,382)	(1,696,134,324)	58,632,857	(249,341,202)	57,943,994
—	—	344,853	—	—	—
267,506,860	(289,337,417)	296,117,938	(599,751,476)	(25,156,670)	(182,479,077)

(546,486,218)	(306,840,254)	(1,347,653,472)	(478,548,372)	(264,087,830)	(120,954,865)

(6,347,400)	(7,848,648)	(30,580,463)	(20,011,387)	(1,948,679)	—
(12,171)	(91,594)	(66,752)	—	—	—
(50,670)	(219,626)	(212,104)	—	—	—
(23,676,542)	(20,408,547)	(31,249,232)	(23,101,724)	(4,754,375)	(813,381)
(62,443)	(64,702)	(2,089,035)	(1,204,026)	(70,907)	—
(1,021,095)	(125)	(107)	(94)	(51)	(15)
(223)	(121)	—	—	(6)	(11)

—	(63,740,648)	—	(439,412,750)	(837,590)	(156,520,890)
—	(2,898,370)	—	(18,927,070)	(49,084)	(10,923,547)
—	(7,706,447)	—	(34,929,828)	(78,054)	(16,167,770)
—	(110,468,250)	—	(270,292,115)	(832,759)	(120,009,792)
—	(552,961)	—	(29,659,797)	(59,775)	(10,585,004)
—	(669)	—	(1,069)	(11)	(1,763)
—	(669)	—	—	(11)	(1,763)

(31,170,544)	(214,001,377)	(64,197,693)	(837,539,860)	(8,631,302)	(315,023,936)

1,074,229,256	1,530,324,232	1,376,130,566	1,752,895,609	618,625,519	391,199,046
25,618,950	181,195,909	56,783,089	749,449,879	7,693,226	289,280,251
(951,224,619)	(993,465,065)	(1,534,233,558)	(2,313,202,158)	(515,809,489)	(657,829,400)

148,623,587	718,055,076	(101,319,903)	189,143,330	110,509,256	22,649,897

(429,033,175)	197,213,445	(1,513,171,068)	(1,126,944,902)	(162,209,876)	(413,328,904)

2,860,568,310	2,663,354,865	6,703,324,994	7,830,269,896	1,615,078,422	2,028,407,326

$2,431,535,135	$2,860,568,310	$5,190,153,926	$6,703,324,994	$1,452,868,546	$1,615,078,422

$19,006,003	$21,611,621	$25,123,051	$37,228,197	$6,359,880	$3,840,242

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements
August 31, 2009

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/Non-diversified

Growth and Income, Large Cap Value, Mid Cap Value and Small Cap Value	A, B, C, Institutional, Service, IR and R Shares	Diversified

Class A Shares of the Funds are sold with a front-end sales charge of up to 5.50%. Class B Shares of the Funds are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares of the Funds are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Service, Class IR and Class R Shares of the Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs” or the “Distributor”) serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of such sales charges it receives as Distributor. Class R Shares of the Mid Cap Value Fund commenced operations on January 6, 2009.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs, serves as investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which considers (i) yield or price with respect to bonds that are considered comparable in such characteristics as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings;

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security and Fund Share Transactions, and Investment Income — Security and fund share transactions are reflected for financial reporting purposes as of the trade date which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.
In addition, distributions received from the Funds’ investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Funds as a reduction of the cost basis of the securities held. The Internal Revenue Code of 1986, as amended (the “Code”) requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Funds’ distributions is deemed a return of capital and is generally not taxable to shareholders.

C. Commission Recapture — The Funds may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Funds as cash payments and are included in the net realized gain (loss) from investments.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense and are accrued daily.

E. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal income tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Fund	Declared/Paid	Declared/Paid

Growth and Income	Quarterly	Annually

Large Cap Value, Mid Cap Value and Small Cap Value	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)
August 31, 2009

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

accompanying financial statements as either from net investment income, net realized gain or capital. Financial statements are adjusted for permanent book/tax differences to reflect the appropriate tax character, and are not adjusted for temporary differences.
GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

F. Repurchase Agreements — The Funds may enter into repurchase agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated subcustodians under tri-party repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission (the “SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds’ credit exposure is allocated to the underlying repurchase agreements counterparties on a pro-rata basis. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

3. AGREEMENTS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the fiscal year ended August 31, 2009, contractual and net management fees with GSAM were at the following rates:

	Contractual Management Rate
	Up to	Next	Next	Next	Over	Effective
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate

Growth and Income	0.70%	0.63%	0.60%	0.59%	0.58%	0.69%

Large Cap Value	0.75	0.68	0.65	0.64	0.63	0.71

Mid Cap Value	0.75	0.75	0.68	0.65	0.64	0.71

Small Cap Value	1.00	1.00	0.90	0.86	0.84	1.00

B. Distribution Agreement and Service Plan — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a fee accrued daily

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

3. AGREEMENTS (continued)

and paid monthly for distribution services and account maintenance services at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Plans to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation under the Plans does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.
Goldman Sachs may retain a portion of the Class A front end sales charge and Class B and Class C contingent deferred sales charges. During the fiscal year ended August 31, 2009, Goldman Sachs advised that it retained the following approximate amounts:

	Front End
	Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class B	Class C

Growth and Income	$301,300	$300	$—

Large Cap Value	90,000	400	—

Mid Cap Value	109,800	800	—

Small Cap Value	38,000	—	—

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent for the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund, has adopted a Service Plan and a Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior period expense reimbursements, if any. The Other Expenses limitations for Growth and Income, Large Cap Value, Mid Cap Value and Small Cap Value Funds as an annual percentage rate of average daily net assets are 0.054%, 0.064%, 0.104% and 0.064%, respectively. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction in the Funds’ expenses.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)
August 31, 2009

3. AGREEMENTS (continued)

For the fiscal year ended August 31, 2009, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

	Expense Credits		Other	Total
	Custody	Transfer	Expense	Expense
Fund	Fee	Agent Fee	Reimbursement	Reductions

Growth and Income	$—	$2	$306	$308

Large Cap Value	1	1	—	2

Mid Cap Value	6	3	—	9

Small Cap Value	2	1	—	3

As of August 31, 2009, the amounts owed to affiliates of the Funds were as follows (in thousands):

	Management	Distribution and	Transfer	Over
Fund	Fees	Service Fees	Agent Fees	Reimbursement	Total

Growth and Income	$699	$239	$152	$15	$1,105

Large Cap Value	1,461	201	183	—	1,845

Mid Cap Value	3,077	743	535	—	4,355

Small Cap Value	1,224	186	133	—	1,543

F. Line of Credit Facility — The Funds participate in a $660,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers may increase the credit amount by an additional $340,000,000, for a total of up to $1 billion. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2009, the Funds did not have any borrowings under the facility. Prior to May 12, 2009, the amount available through the facility was $700,000,000.

4. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;

Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

4. FAIR VALUE OF INVESTMENTS (continued)

The following is a summary of the Funds’ investments categorized in the fair value hierarchy:

Growth and Income Fund	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$1,182,331,347	$20,450,856	$—
Short-term Investments	—	72,246,034	—

Total	$1,182,331,347	$92,696,890	$—

Large Cap Value Fund	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$2,380,791,779	$—	$—
Short-term Investments	—	143,015,825	—

Total	$2,380,791,779	$143,015,825	$—

Mid Cap Value Fund	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$4,989,810,018	$3,196	$—
Short-term Investments	—	807,781,065	—

Total	$4,989,810,018	$807,784,261	$—

Small Cap Value Fund	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$1,409,113,082	$—	$—
Short-term Investments	—	275,943,602	—

Total	$1,409,113,082	$275,943,602	$—

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time at which the collateral is insufficient to cover the cost of repurchasing securities on loan.
The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio, deemed an affiliate of the Trust, is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests primarily in short-term investments, but is not a “money market

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)
August 31, 2009

5. SECURITIES LENDING (continued)

fund” subject to the requirements of Rule 2a-7 of the Act. The Funds’ investment of cash collateral in the Enhanced Portfolio is subject to a net asset value that may fall or rise due to market and credit conditions.
Both the Funds and GSAL receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the fiscal year ended August 31, 2009, are reported under Investment Income on the Statements of Operations.
The table below details securities lending activity with affiliates of Goldman Sachs as of, and for the fiscal year ended August 31, 2009:

	Earnings of GSAL
	Relating to	Earnings Received	Amounts Payable to
	Securities Loaned	by the Funds from	Goldman Sachs Upon
	for the fiscal	Lending to Goldman Sachs	Return of Securities
	year ended	for fiscal year ended	Loaned as of
Fund	August 31, 2009	August 31, 2009	August 31, 2009

Growth and Income	$27,381	$51,903	$8,156,250

Large Cap Value	112,188	99,726	—

Mid Cap Value	273,040	366,531	62,743,225

Small Cap Value	184,061	262,530	26,814,375

The following table provides information about the Funds’ investment in the Enhanced Portfolio for the fiscal year ended August 31, 2009 (in thousands):

	Number of			Number of
	Shares Held			Shares Held	Value at
	Beginning	Shares	Shares	End of	End of
Fund	of Period	Bought	Sold	Period	Period

Growth and Income	139,659	425,012	(522,283)	42,388	$42,346

Large Cap Value	245,722	1,646,715	(1,809,738)	82,699	82,616

Mid Cap Value	1,115,771	2,746,808	(3,248,884)	613,695	613,081

Small Cap Value	275,975	932,909	(984,016)	224,868	224,644

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2009, were as follows:

		Sales and
Fund	Purchases	Maturities

Growth and Income	$965,889,433	$829,970,084

Large Cap Value	2,126,264,051	1,882,748,436

Mid Cap Value	5,206,608,190	5,277,723,658

Small Cap Value	803,062,563	668,660,074

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

6. PORTFOLIO SECURITIES TRANSACTIONS (continued)

For the fiscal year ended August 31, 2009, GSAM has agreed to reimburse the Mid Cap Value Fund for losses in the amount of $344,853 relating to certain security transactions.
For the fiscal year ended August 31, 2009, Goldman Sachs earned approximately $67,682, $7,546, $491,121 and $47,862 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, executed on behalf of Growth and Income, Large Cap Value, Mid Cap Value and Small Cap Value Funds, respectively.
An investment by the Funds representing greater than 5% of the voting securities of an issuer makes that issuer an affiliated person (as defined in the Act) of the Trust. The following table provides information about the investments by the Small Cap Value Fund in shares of issuers of which the Trust is an affiliate for the fiscal year ended August 31, 2009.

	Number of			Number of
	Shares Held			Shares Held	Value at
	Beginning	Shares	Shares	End	End	Dividend
	of Year	Bought	Sold	of Year	of Year	Income
Name of Affiliated Issuer	(in 000’s)	(in 000’s)	(in 000’s)	(in 000’s)	(in 000’s)	(in 000’s)

Cache, Inc.ˆ	729	7	(736)	—	$—	$—

Caraustar Industries, Inc.ˆ	1,574	22	(1,596)	—	—	—

Cardiac Science Corp.	1,223	29	—	1,252	3,943	—

Meadowbrook Insurance Group, Inc.ˆ	1,982	49	—	2,031	16,185	162

Southcoast Financial Corp.	260	3	—	263	1,353	—

ˆ	As of August 31, 2009, security is no longer considered to be an affiliate of the Trust.

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2009 was as follows:

	Growth and	Large Cap	Mid Cap	Small Cap
	Income Fund	Value Fund	Value Fund	Value Fund

Distributions paid from:
Ordinary income	$28,390,898	$31,170,544	$64,197,693	$6,919,034
Net long-term capital gains	1,122,965	—	—	1,712,268

Total taxable distributions	$29,513,863	$31,170,544	$64,197,693	$8,631,302

The tax character of distributions paid during the fiscal year ended August 31, 2008 was as follows:

	Growth and	Large Cap	Mid Cap	Small Cap
	Income Fund	Value Fund	Value Fund	Value Fund

Distributions paid from:
Ordinary income	$66,199,054	$71,715,506	$184,872,619	$74,935,881
Net long-term capital gains	161,816,826	142,285,871	652,667,241	240,088,055

Total taxable distributions	$228,015,880	$214,001,377	$837,539,860	$315,023,936

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)
August 31, 2009

7. TAX INFORMATION (continued)

As of August 31, 2009, the Funds’ components of accumulated earnings (losses) on a tax basis were as follows:

	Growth and	Large Cap	Mid Cap	Small Cap
	Income Fund	Value Fund	Value Fund	Value Fund

Undistributed ordinary income — net	$2,401,158	$19,006,001	$24,984,567	$5,646,903

Capital loss carryforward:[1]
Expiring 2010	(768,359)	—	—	—
Expiring 2017	(134,046,788)	(358,618,449)	(780,266,398)	(34,155,014)

Total capital loss carryforward	$(134,815,147)	$(358,618,449)	$(780,266,398)	$(34,155,014)

Timing differences (post October losses)	(343,145,162)	(539,398,003)	(869,946,700)	(207,690,979)
Unrealized gains (losses) — net	14,702,320	61,858,778	168,582,682	(843,141)

Total accumulated losses — net	$(460,856,831)	$(817,151,673)	$(1,456,645,849)	$(237,042,231)

[1]	Expiration occurs on August 31 of the year indicated. Utilization of these losses may be limited under the Code.

At August 31, 2009, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

	Growth and	Large Cap	Mid Cap	Small Cap
	Income Fund	Value Fund	Value Fund	Value Fund

Tax Cost	$1,260,325,917	$2,461,948,826	$5,629,011,597	$1,685,899,825

Gross unrealized gain	112,288,632	257,506,378	578,447,051	177,963,160
Gross unrealized loss	(97,586,312)	(195,647,600)	(409,864,369)	(178,806,301)

Net unrealized security gain (loss)	$14,702,320	$61,858,778	$168,582,682	$(843,141)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences related to the tax treatment of partnership investments and return of capital distributions from real estate investment trusts.
In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds. Reclassifications result primarily from the difference in tax treatment of partnership investments, real estate investment trusts, certain equity investments and dividend redesignations.

			Accumulated
			Undistributed
		Accumulated	(distribution in
		Net Realized	excess of) Net
Fund	Paid-In Capital	Gain (Loss)	Investment Income

Growth and Income	$(51,879)	$(1,865,508)	$1,917,387

Large Cap Value	(41,908)	(11,477)	53,385

Mid Cap Value	(8,194)	(66,292)	74,486

Small Cap Value	(25,931)	1,142,317	(1,116,386)

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

8. OTHER RISKS

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

New Accounting Pronouncement — In May 2009, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 165, “Subsequent Events” (“FAS 165”). This standard requires disclosure in the financial statements to reflect the effects of subsequent events that provide additional information on conditions about the financial statements as of the balance sheet date (recognized subsequent events) and disclosure of subsequent events that provide additional information about conditions after the balance sheet date if the financial statements would otherwise be misleading (unrecognized subsequent events). FAS 165 is effective for interim and annual financial statements issued for fiscal periods ending after June 15, 2009. For purposes of inclusion in the financial statements, GSAM has concluded that subsequent events after the balance sheet date have been evaluated through October 16, 2009, the date that the financial statements were issued.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)
August 31, 2009

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Growth and Income Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	August 31, 2009		August 31, 2008

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	8,026,517	$130,184,449	7,722,180	$207,189,386
Reinvestment of distributions	1,419,437	22,818,084	7,432,666	195,811,114
Shares converted from Class B(a)	323,845	5,398,633	507,368	13,894,424
Shares redeemed	(18,816,353)	(308,431,337)	(13,165,634)	(342,318,547)

	(9,046,554)	(150,030,171)	2,496,580	74,576,377

Class B Shares
Shares sold	474,601	7,442,373	448,258	11,457,705
Reinvestment of distributions	74,819	1,150,930	600,096	15,336,859
Shares converted to Class A(a)	(334,781)	(5,398,633)	(523,457)	(13,894,424)
Shares redeemed	(1,191,684)	(18,992,117)	(1,478,579)	(37,733,852)

	(977,045)	(15,797,447)	(953,682)	(24,833,712)

Class C Shares
Shares sold	390,501	6,055,615	362,752	9,200,346
Reinvestment of distributions	36,697	561,272	273,553	6,958,732
Shares redeemed	(770,053)	(12,119,901)	(821,047)	(20,550,643)

	(342,855)	(5,503,014)	(184,742)	(4,391,565)

Institutional Shares
Shares sold	17,272,186	294,257,767	3,029,699	73,131,804
Reinvestment of distributions	263,089	4,234,340	140,030	3,748,819
Shares redeemed	(1,876,764)	(29,963,932)	(1,313,353)	(38,205,231)

	15,658,511	268,528,175	1,856,376	38,675,392

Service Shares
Shares sold	91,534	1,569,944	74,501	2,006,425
Reinvestment of distributions	470	7,548	2,327	61,425
Shares redeemed	(21,904)	(355,279)	(34,970)	(979,057)

	70,100	1,222,213	41,858	1,088,793

Class IR Shares(b)
Shares sold	2	30	336	10,001
Reinvestment of distributions	12	198	49	1,293
Shares redeemed	(2)	(30)	—	—

	12	198	385	11,294

Class R Shares(b)
Shares sold	16,549	262,810	336	10,001
Reinvestment of distributions	79	1,213	48	1,265
Shares redeemed	(107)	(1,807)	—	—

	16,521	262,216	384	11,266

NET INCREASE	5,378,690	$98,682,170	3,257,159	$85,137,845

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

(b)	Commenced operations on November 30, 2007.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Large Cap Value Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	August 31, 2009		August 31, 2008

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	22,905,405	$199,821,453	19,960,058	$274,382,510
Reinvestment of distributions	687,519	5,761,372	4,730,287	65,609,086
Shares converted from Class B(a)	157,037	1,441,785	166,589	2,289,483
Shares redeemed	(26,481,794)	(230,911,014)	(25,596,661)	(353,732,748)

	(2,731,833)	(23,886,404)	(739,727)	(11,451,669)

Class B Shares
Shares sold	434,588	3,773,091	467,817	6,174,585
Reinvestment of distributions	1,298	10,636	195,946	2,651,152
Shares converted to Class A(a)	(161,130)	(1,441,785)	(171,397)	(2,289,483)
Shares redeemed	(878,367)	(7,535,100)	(873,732)	(11,495,205)

	(603,611)	(5,193,158)	(381,366)	(4,958,951)

Class C Shares
Shares sold	1,193,021	10,149,097	1,511,430	19,827,503
Reinvestment of distributions	4,756	38,763	438,054	5,891,827
Shares redeemed	(2,570,877)	(21,677,204)	(2,072,421)	(26,885,925)

	(1,373,100)	(11,489,344)	(122,937)	(1,166,595)

Institutional Shares
Shares sold	94,904,453	844,540,734	82,468,892	1,136,724,240
Reinvestment of distributions	2,220,873	18,744,166	7,615,541	106,617,570
Shares redeemed	(76,579,204)	(678,936,029)	(43,652,991)	(596,424,603)

	20,546,122	184,348,871	46,431,442	646,917,207

Service Shares
Shares sold	436,267	3,863,595	412,179	5,566,597
Reinvestment of distributions	5,119	42,696	30,752	424,690
Shares redeemed	(278,441)	(2,449,046)	(287,501)	(3,704,082)

	162,945	1,457,245	155,430	2,287,205

Class IR Shares(b)
Shares sold	1,419,193	11,907,727	7,278,048	87,638,797
Reinvestment of distributions	122,728	1,021,094	57	794
Shares redeemed	(1,095,846)	(9,716,150)	(99,781)	(1,222,502)

	446,075	3,212,671	7,178,324	86,417,089

Class R Shares(b)
Shares sold	18,251	173,559	672	10,000
Reinvestment of distributions	26	223	57	790
Shares redeemed	(8)	(76)	—	—

	18,269	173,706	729	10,790

NET INCREASE	16,464,867	$148,623,587	52,521,895	$718,055,076

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

(b)	Commenced operations on November 30, 2007.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)
August 31, 2009

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Mid Cap Value Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	August 31, 2009		August 31, 2008

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	30,877,097	$697,025,965	25,284,599	$895,810,438
Reinvestment of distributions	1,373,717	28,710,689	12,221,433	431,416,589
Shares converted from Class B(a)	142,563	3,403,069	180,301	6,569,107
Shares redeemed	(41,398,636)	(918,768,448)	(38,168,266)	(1,361,059,878)

	(9,005,259)	(189,628,725)	(481,933)	(27,263,744)

Class B Shares
Shares sold	143,251	3,054,556	75,003	2,585,130
Reinvestment of distributions	2,978	60,367	501,568	17,078,415
Shares converted to Class A(a)	(147,716)	(3,403,069)	(187,220)	(6,569,107)
Shares redeemed	(1,178,848)	(25,853,749)	(1,303,121)	(44,684,393)

	(1,180,335)	(26,141,895)	(913,770)	(31,589,955)

Class C Shares
Shares sold	848,060	18,187,695	730,202	24,913,767
Reinvestment of distributions	7,556	152,034	745,154	25,193,670
Shares redeemed	(2,389,394)	(51,287,669)	(3,124,359)	(106,600,753)

	(1,533,778)	(32,947,940)	(1,649,003)	(56,493,316)

Institutional Shares
Shares sold	26,384,046	596,133,158	20,060,547	714,075,481
Reinvestment of distributions	1,251,240	26,313,582	7,127,691	253,603,241
Shares redeemed	(20,847,764)	(471,950,385)	(19,133,658)	(689,132,753)

	6,787,522	150,496,355	8,054,580	278,545,969

Service Shares
Shares sold	2,747,749	61,548,237	3,250,707	115,500,793
Reinvestment of distributions	74,664	1,546,310	633,595	22,156,801
Shares redeemed	(2,989,304)	(66,366,724)	(3,151,472)	(111,724,381)

	(166,891)	(3,272,177)	732,830	25,933,213

Class IR Shares(b)
Shares sold	5,484	125,208	254	10,000
Reinvestment of distributions	6	107	33	1,163
Shares redeemed	(244)	(5,617)	—	—

	5,246	119,698	287	11,163

Class R Shares(c)
Shares sold	2,444	55,747	—	—
Shares redeemed	(41)	(966)	—	—

	2,403	54,781	—	—

NET INCREASE (DECREASE)	(5,091,092)	$(101,319,903)	5,742,991	$189,143,330

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

(b)	Commenced operations on November 30, 2007.

(c)	Commenced operations on January 6, 2009.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Small Cap Value Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	August 31, 2009		August 31, 2008

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	8,916,426	$230,946,926	4,251,696	$152,074,584
Reinvestment of distributions	111,519	2,577,210	4,333,666	149,338,130
Shares converted from Class B(a)	57,245	1,446,483	66,224	2,524,239
Shares redeemed	(10,340,307)	(258,551,135)	(9,299,750)	(332,289,869)

	(1,255,117)	(23,580,516)	(648,164)	(28,352,916)

Class B Shares
Shares sold	92,326	2,048,885	30,647	922,976
Reinvestment of distributions	2,249	45,476	330,526	9,998,399
Shares converted to Class A(a)	(65,582)	(1,446,483)	(74,504)	(2,524,239)
Shares redeemed	(392,191)	(8,423,835)	(618,387)	(19,920,756)

	(363,198)	(7,775,957)	(331,718)	(11,523,620)

Class C Shares
Shares sold	402,138	8,849,877	200,447	6,240,905
Reinvestment of distributions	3,266	65,944	449,122	13,567,963
Shares redeemed	(569,278)	(12,093,815)	(924,076)	(29,396,752)

	(163,874)	(3,177,994)	(274,507)	(9,587,884)

Institutional Shares
Shares sold	13,904,732	359,787,016	5,487,368	202,536,547
Reinvestment of distributions	201,955	4,879,231	2,943,099	106,128,156
Shares redeemed	(8,172,527)	(212,127,022)	(6,719,216)	(254,538,786)

	5,934,160	152,539,225	1,711,251	54,125,917

Service Shares
Shares sold	657,593	16,271,792	812,182	29,404,034
Reinvestment of distributions	5,522	125,285	303,078	10,244,052
Shares redeemed	(882,164)	(24,538,865)	(608,266)	(21,683,237)

	(219,049)	(8,141,788)	506,994	17,964,849

Class IR Shares(b)
Shares sold	9,044	229,206	237	10,000
Reinvestment of distributions	3	62	52	1,778
Shares redeemed	(32)	(876)	—	—

	9,015	228,392	289	11,778

Class R Shares(b)
Shares sold	18,044	491,817	237	10,000
Reinvestment of distributions	1	18	52	1,773
Shares redeemed	(2,737)	(73,941)	—	—

	15,308	417,894	289	11,773

NET INCREASE	3,957,245	$110,509,256	964,434	$22,649,897

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

(b)	Commenced operations on November 30, 2007.

GOLDMAN SACHS GROWTH AND INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions
	Net asset	investment operations				to shareholders
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income(a)		gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED AUGUST 31,

2009 - A	$23.10	$0.32		$(5.31)	$(4.99)	$(0.42)	$(0.04)	$(0.46)
2009 - B	22.35	0.19		(5.15)	(4.96)	(0.29)	(0.04)	(0.33)
2009 - C	22.24	0.19		(5.11)	(4.92)	(0.30)	(0.04)	(0.34)
2009 - Institutional	23.45	0.37		(5.37)	(5.00)	(0.50)	(0.04)	(0.54)
2009 - Service	23.09	0.30		(5.31)	(5.01)	(0.41)	(0.04)	(0.45)
2009 - IR	23.08	0.36		(5.30)	(4.94)	(0.47)	(0.04)	(0.51)
2009 - R	23.08	0.21		(5.24)	(5.03)	(0.41)	(0.04)	(0.45)

2008 - A	30.01	0.46		(3.51)	(3.05)	(0.46)	(3.40)	(3.86)
2008 - B	29.15	0.26		(3.41)	(3.15)	(0.25)	(3.40)	(3.65)
2008 - C	29.03	0.26		(3.39)	(3.13)	(0.26)	(3.40)	(3.66)
2008 - Institutional	30.41	0.55		(3.54)	(2.99)	(0.57)	(3.40)	(3.97)
2008 - Service	30.00	0.43		(3.50)	(3.07)	(0.44)	(3.40)	(3.84)
2008 - IR (Commenced November 30, 2007)	29.78	0.36		(3.25)	(2.89)	(0.41)	(3.40)	(3.81)
2008 - R (Commenced November 30, 2007)	29.78	0.28		(3.24)	(2.96)	(0.34)	(3.40)	(3.74)

2007 - A	28.45	0.48		2.92	3.40	(0.39)	(1.45)	(1.84)
2007 - B	27.69	0.24		2.84	3.08	(0.17)	(1.45)	(1.62)
2007 - C	27.60	0.23		2.84	3.07	(0.19)	(1.45)	(1.64)
2007 - Institutional	28.81	0.61		2.95	3.56	(0.51)	(1.45)	(1.96)
2007 - Service	28.45	0.44		2.92	3.36	(0.36)	(1.45)	(1.81)

2006 - A	25.55	0.46		2.86	3.32	(0.42)	—	(0.42)
2006 - B	24.86	0.24		2.82	3.06	(0.23)	—	(0.23)
2006 - C	24.78	0.25		2.80	3.05	(0.23)	—	(0.23)
2006 - Institutional	25.86	0.57		2.91	3.48	(0.53)	—	(0.53)
2006 - Service	25.54	0.42		2.88	3.30	(0.39)	—	(0.39)

2005 - A	22.88	0.41	(d)	2.61 (e)	3.02	(0.35)	—	(0.35)
2005 - B	22.27	0.22	(d)	2.54 (e)	2.76	(0.17)	—	(0.17)
2005 - C	22.21	0.22	(d)	2.53 (e)	2.75	(0.18)	—	(0.18)
2005 - Institutional	23.15	0.52	(d)	2.63 (e)	3.15	(0.44)	—	(0.44)
2005 - Service	22.87	0.38	(d)	2.61 (e)	2.99	(0.32)	—	(0.32)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Reflects income recognized from a special dividend which amounted to $0.05 per share and 0.20% of average net assets.
(e)	Reflects an increase of $0.02 due to payments by affiliates during the period to reimburse certain security claims.

(f)	Performance has not been restated to reflect the impact of security claims recorded during the period. If restated, the performance would have been 13.33%, 12.45%, 12.45%, 13.78% and 13.20% for Class A, Class B, Class C, Institutional and Service shares, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	year	to average		to average		to average		to average		turnover
of year	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$17.65	(21.36)%	$791,636	1.18%		1.97%		1.21%		1.94%		75%
17.06	(22.00)	53,176	1.93		1.23		1.96		1.20		75
16.98	(21.95)	29,421	1.93		1.22		1.96		1.19		75
17.91	(21.09)	347,526	0.78		2.29		0.81		2.26		75
17.63	(21.48)	2,709	1.28		1.85		1.31		1.82		75
17.63	(21.17)	7	0.93		2.20		0.96		2.17		75
17.60	(21.58)	297	1.43		1.33		1.46		1.30		75

23.10	(11.57)	1,245,353	1.16		1.77		1.16		1.77		69
22.35	(12.26)	91,496	1.91		1.03		1.91		1.03		69
22.24	(12.24)	46,177	1.91		1.02		1.91		1.02		69
23.45	(11.22)	87,766	0.76		2.07		0.76		2.07		69
23.09	(11.65)	1,929	1.26		1.67		1.26		1.67		69
23.08	(11.10)	9	0.91	(c)	1.96	(c)	0.91	(c)	1.96	(c)	69
23.08	(11.36)	9	1.41	(c)	1.53	(c)	1.41	(c)	1.53	(c)	69

30.01	12.10	1,542,986	1.16		1.60		1.17		1.59		98
29.15	11.25	147,110	1.91		0.82		1.92		0.81		98
29.03	11.24	65,632	1.91		0.81		1.92		0.80		98
30.41	12.53	57,352	0.76		2.00		0.77		1.99		98
30.00	11.97	1,251	1.26		1.47		1.27		1.46		98

28.45	13.14	1,061,063	1.18		1.72		1.19		1.72		51
27.69	12.36	64,579	1.93		0.93		1.94		0.93		51
27.60	12.33	18,834	1.93		0.97		1.94		0.97		51
28.81	13.62	27,590	0.78		2.14		0.79		2.14		51
28.45	13.06	1,013	1.28		1.59		1.29		1.59		51

25.55	13.37 (f)	924,479	1.19		1.65	(d)	1.21		1.63	(d)	45
24.86	12.50 (f)	92,469	1.94		0.91	(d)	1.96		0.89	(d)	45
24.78	12.49 (f)	16,149	1.94		0.89	(d)	1.96		0.87	(d)	45
25.86	13.83 (f)	19,226	0.79		1.94	(d)	0.81		1.92	(d)	45
25.54	13.24 (f)	1,083	1.29		1.57	(d)	1.31		1.55	(d)	45

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions
	Net asset	investment operations				to shareholders
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income(a)		gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED AUGUST 31,

2009 - A	$12.37	$0.10		$(2.56)	$(2.46)	$(0.10)	$—	$(0.10)
2009 - B	11.99	0.03		(2.45)	(2.42)	(0.01)	—	(0.01)
2009 - C	11.92	0.03		(2.45)	(2.42)	(0.01)	—	(0.01)
2009 - Institutional	12.52	0.13		(2.58)	(2.45)	(0.15)	—	(0.15)
2009 - Service	12.30	0.09		(2.54)	(2.45)	(0.09)	—	(0.09)
2009 - IR	12.33	0.12		(2.54)	(2.42)	(0.15)	—	(0.15)
2009 - R	12.31	0.09		(2.56)	(2.47)	(0.12)	—	(0.12)

2008 - A	14.95	0.15		(1.61)	(1.46)	(0.12)	(1.00)	(1.12)
2008 - B	14.54	0.05		(1.57)	(1.52)	(0.03)	(1.00)	(1.03)
2008 - C	14.46	0.05		(1.56)	(1.51)	(0.03)	(1.00)	(1.03)
2008 - Institutional	15.12	0.21		(1.63)	(1.42)	(0.18)	(1.00)	(1.18)
2008 - Service	14.88	0.13		(1.59)	(1.46)	(0.12)	(1.00)	(1.12)
2008 - IR (Commenced November 30, 2007)	14.89	0.10		(1.47)	(1.37)	(0.19)	(1.00)	(1.19)
2008 - R (Commenced November 30, 2007)	14.89	0.09		(1.49)	(1.40)	(0.18)	(1.00)	(1.18)

2007 - A	13.80	0.15		1.62	1.77	(0.12)	(0.50)	(0.62)
2007 - B	13.44	0.04		1.58	1.62	(0.02)	(0.50)	(0.52)
2007 - C	13.40	0.04		1.57	1.61	(0.05)	(0.50)	(0.55)
2007 - Institutional	13.94	0.21		1.64	1.85	(0.17)	(0.50)	(0.67)
2007 - Service	13.75	0.14		1.60	1.74	(0.11)	(0.50)	(0.61)

2006 - A	13.40	0.12		1.36	1.48	(0.09)	(0.99)	(1.08)
2006 - B	13.09	0.02		1.32	1.34	—	(0.99)	(0.99)
2006 - C	13.06	0.03		1.31	1.34	(0.01)	(0.99)	(1.00)
2006 - Institutional	13.52	0.18		1.37	1.55	(0.14)	(0.99)	(1.13)
2006 - Service	13.37	0.11		1.35	1.46	(0.09)	(0.99)	(1.08)

2005 - A	11.80	0.13	(d)	1.65	1.78	(0.09)	(0.09)	(0.18)
2005 - B	11.54	0.04	(d)	1.61	1.65	(0.01)	(0.09)	(0.10)
2005 - C	11.53	0.03	(d)	1.61	1.64	(0.02)	(0.09)	(0.11)
2005 - Institutional	11.90	0.19	(d)	1.66	1.85	(0.14)	(0.09)	(0.23)
2005 - Service	11.80	0.12	(d)	1.65	1.77	(0.11)	(0.09)	(0.20)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.21% of average net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

							Ratio assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	year	to average		to average		to average		to average		turnover
of year	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$9.81	(19.76)%	$632,096	1.19%		1.08%		1.19%		1.08%		83%
9.56	(20.22)	20,429	1.94		0.34		1.94		0.34		83
9.49	(20.32)	60,130	1.94		0.34		1.94		0.34		83
9.92	(19.38)	1,636,325	0.79		1.48		0.79		1.48		83
9.76	(19.80)	7,974	1.29		0.97		1.29		0.97		83
9.76	(19.46)	74,396	0.94		1.33		0.94		1.33		83
9.72	(19.94)	185	1.44		0.98		1.44		0.98		83

12.37	(10.55)	830,475	1.17		1.11		1.17		1.11		81
11.99	(11.24)	32,884	1.92		0.37		1.92		0.37		81
11.92	(11.26)	91,900	1.92		0.36		1.92		0.36		81
12.52	(10.19)	1,808,728	0.77		1.50		0.77		1.50		81
12.30	(10.65)	8,044	1.27		0.99		1.27		0.99		81
12.33	(10.10)	88,528	0.92	(c)	1.20	(c)	0.92	(c)	1.20	(c)	81
12.31	(10.29)	9	1.42	(c)	0.94	(c)	1.42	(c)	0.94	(c)	81

14.95	13.01	1,014,800	1.19		1.02		1.19		1.02		92
14.54	12.19	45,416	1.94		0.27		1.94		0.27		92
14.46	12.19	113,208	1.94		0.28		1.94		0.28		92
15.12	13.48	1,482,513	0.79		1.43		0.79		1.43		92
14.88	12.88	7,418	1.29		0.93		1.29		0.93		92

13.80	11.67	707,319	1.23		0.94		1.23		0.94		66
13.44	10.78	24,939	1.98		0.17		1.98		0.17		66
13.40	10.85	54,910	1.98		0.19		1.98		0.19		66
13.94	12.12	506,910	0.83		1.35		0.83		1.35		66
13.75	11.56	4,756	1.33		0.86		1.33		0.86		66

13.40	15.16	518,376	1.25		1.03	(d)	1.26		1.02	(d)	70
13.09	14.35	25,040	2.00		0.29	(d)	2.01		0.28	(d)	70
13.06	14.28	37,503	2.00		0.25	(d)	2.01		0.24	(d)	70
13.52	15.61	321,210	0.85		1.45	(d)	0.86		1.44	(d)	70
13.37	15.08	2,523	1.35		0.87	(d)	1.36		0.86	(d)	70

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income (loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED AUGUST 31,

2009 - A	$33.11	$0.24	$(6.77)	$(6.53)	$(0.29)	$—	$(0.29)
2009 - B	31.77	0.06	(6.45)	(6.39)	(0.02)	—	(0.02)
2009 - C	31.54	0.06	(6.40)	(6.34)	(0.03)	—	(0.03)
2009 - Institutional	33.47	0.33	(6.86)	(6.53)	(0.42)	—	(0.42)
2009 - Service	32.78	0.21	(6.70)	(6.49)	(0.27)	—	(0.27)
2009 - IR	33.01	0.23	(6.71)	(6.48)	(0.37)	—	(0.37)
2009 - R (Commenced January 6, 2009)	22.89	0.04	3.33	3.37	—	—	—

2008 - A	39.84	0.28	(2.61)	(2.33)	(0.19)	(4.21)	(4.40)
2008 - B	38.47	0.01	(2.50)	(2.49)	—	(4.21)	(4.21)
2008 - C	38.23	0.01	(2.49)	(2.48)	—	(4.21)	(4.21)
2008 - Institutional	40.24	0.42	(2.62)	(2.20)	(0.36)	(4.21)	(4.57)
2008 - Service	39.49	0.24	(2.57)	(2.33)	(0.17)	(4.21)	(4.38)
2008 - IR (Commenced November 30, 2007)	39.32	0.25	(1.98)	(1.73)	(0.37)	(4.21)	(4.58)

2007 - A	36.84	0.23	4.62	4.85	(0.18)	(1.67)	(1.85)
2007 - B	35.73	(0.07)	4.48	4.41	—	(1.67)	(1.67)
2007 - C	35.52	(0.07)	4.45	4.38	—	(1.67)	(1.67)
2007 - Institutional	37.18	0.40	4.66	5.06	(0.33)	(1.67)	(2.00)
2007 - Service	36.57	0.19	4.57	4.76	(0.17)	(1.67)	(1.84)

2006 - A	36.88	0.18	2.30	2.48	(0.13)	(2.39)	(2.52)
2006 - B	35.96	(0.09)	2.25	2.16	—	(2.39)	(2.39)
2006 - C	35.76	(0.09)	2.24	2.15	—	(2.39)	(2.39)
2006 - Institutional	37.17	0.33	2.32	2.65	(0.25)	(2.39)	(2.64)
2006 - Service	36.67	0.15	2.29	2.44	(0.15)	(2.39)	(2.54)

2005 - A	30.82	0.15	8.36	8.51	(0.10)	(2.35)	(2.45)
2005 - B	30.23	(0.11)	8.19	8.08	—	(2.35)	(2.35)
2005 - C	30.08	(0.11)	8.14	8.03	—	(2.35)	(2.35)
2005 - Institutional	31.01	0.29	8.41	8.70	(0.19)	(2.35)	(2.54)
2005 - Service	30.68	0.12	8.31	8.43	(0.09)	(2.35)	(2.44)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

						Ratios assuming no
						expense reductions
					Ratio of			Ratio of
		Net assets,	Ratio of		net investment	Ratio of		net investment
Net asset		end of	net expenses		income (loss)	total expenses		income (loss)	Portfolio
value, end	Total	year	to average		to average	to average		to average	turnover
of year	return(b)	(in 000s)	net assets		net assets	net assets		net assets	rate

$26.29	(19.49)%	$2,630,467	1.19%		1.03%	1.19%		1.03%	104%
25.36	(20.10)	72,920	1.94		0.30	1.94		0.30	104
25.17	(20.07)	149,393	1.94		0.29	1.94		0.29	104
26.52	(19.18)	2,136,745	0.79		1.42	0.79		1.42	104
26.02	(19.60)	200,421	1.29		0.93	1.29		0.93	104
26.16	(19.33)	145	0.94		0.97	0.94		0.97	104
26.26	14.72	63	1.44	(c)	0.28 (c)	1.44	(c)	0.28 (c)	104

33.11	(6.50)	3,611,466	1.16		0.78	1.16		0.78	85
31.77	(7.20)	128,844	1.91		0.03	1.91		0.03	85
31.54	(7.22)	235,637	1.91		0.03	1.91		0.03	85
33.47	(6.11)	2,469,463	0.76		1.18	0.76		1.18	85
32.78	(6.59)	257,906	1.26		0.67	1.26		0.67	85
33.01	(5.12)	9	0.91	(c)	1.03 (c)	0.91	(c)	1.03 (c)	85

39.84	13.25	4,363,868	1.16		0.57	1.16		0.57	74
38.47	12.42	191,174	1.91		(0.18)	1.91		(0.18)	74
38.23	12.41	348,637	1.91		(0.18)	1.91		(0.18)	74
40.24	13.70	2,644,803	0.76		0.97	0.76		0.97	74
39.49	13.13	281,788	1.26		0.47	1.26		0.47	74

36.84	7.14	3,434,753	1.17		0.51	1.19		0.49	49
35.73	6.34	206,336	1.92		(0.25)	1.94		(0.27)	49
35.52	6.35	353,614	1.92		(0.25)	1.94		(0.27)	49
37.18	7.58	1,837,408	0.77		0.91	0.79		0.90	49
36.57	7.05	161,237	1.27		0.42	1.29		0.41	49

36.88	28.68	2,714,610	1.22		0.43	1.23		0.42	58
35.96	27.76	234,405	1.97		(0.34)	1.98		(0.35)	58
35.76	27.73	360,806	1.97		(0.31)	1.98		(0.32)	58
37.17	29.20	1,253,069	0.82		0.82	0.83		0.81	58
36.67	28.55	79,224	1.32		0.35	1.33		0.34	58

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income (loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEAR ENDED AUGUST 31,

2009 - A	$34.71	$0.18	$(6.18)	$(6.00)	$(0.09)	$(0.04)	$(0.13)
2009 - B	30.31	(0.01)	(5.38)	(5.39)	—	(0.04)	(0.04)
2009 - C	30.27	(0.01)	(5.37)	(5.38)	—	(0.04)	(0.04)
2009 - Institutional	36.43	0.29	(6.47)	(6.18)	(0.22)	(0.04)	(0.26)
2009 - Service	34.02	0.15	(6.03)	(5.88)	(0.05)	(0.04)	(0.09)
2009 - IR	34.71	0.14	(6.08)	(5.94)	(0.18)	(0.04)	(0.22)
2009 - R	34.61	(0.01)	(6.01)	(6.02)	(0.02)	(0.04)	(0.06)

2008 - A	44.74	0.05	(2.64)	(2.59)	—	(7.44)	(7.44)
2008 - B	40.33	(0.20)	(2.38)	(2.58)	—	(7.44)	(7.44)
2008 - C	40.29	(0.21)	(2.37)	(2.58)	—	(7.44)	(7.44)
2008 - Institutional	46.46	0.20	(2.74)	(2.54)	(0.05)	(7.44)	(7.49)
2008 - Service	44.04	— (c)	(2.58)	(2.58)	—	(7.44)	(7.44)
2008 - IR (Commenced November 30, 2007)	42.18	0.09	(0.06)	0.03	(0.06)	(7.44)	(7.50)
2008 - R (Commenced November 30, 2007)	42.18	(0.03)	(0.06)	(0.09)	(0.04)	(7.44)	(7.48)

2007 - A	43.93	(0.01)	4.60	4.59	—	(3.78)	(3.78)
2007 - B	40.23	(0.31)	4.19	3.88	—	(3.78)	(3.78)
2007 - C	40.19	(0.31)	4.19	3.88	—	(3.78)	(3.78)
2007 - Institutional	45.40	0.18	4.75	4.93	(0.09)	(3.78)	(3.87)
2007 - Service	43.34	(0.06)	4.54	4.48	—	(3.78)	(3.78)

2006 - A	43.07	0.02	4.07	4.09	—	(3.23)	(3.23)
2006 - B	39.98	(0.28)	3.76	3.48	—	(3.23)	(3.23)
2006 - C	39.95	(0.28)	3.75	3.47	—	(3.23)	(3.23)
2006 - Institutional	44.24	0.19	4.20	4.39	—	(3.23)	(3.23)
2006 - Service	42.58	(0.04)	4.03	3.99	—	(3.23)	(3.23)

2005 - A	39.25	0.06	6.39 (e)	6.45	—	(2.63)	(2.63)
2005 - B	36.86	(0.23)	5.98 (e)	5.75	—	(2.63)	(2.63)
2005 - C	36.84	(0.23)	5.97 (e)	5.74	—	(2.63)	(2.63)
2005 - Institutional	40.09	0.20	6.58 (e)	6.78	—	(2.63)	(2.63)
2005 - Service	38.86	— (c)	6.35 (e)	6.35	—	(2.63)	(2.63)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Amount is less than $0.005 per share.

(d)	Annualized.

(e)	Reflects an increase of $0.01 due to payments by affiliates during the period to reimburse certain security claims.

(f)	Performance has not been restated to reflect the impact of security claims recorded during the period. If restated the performance would have been 16.71%, 15.85%, 15.83%, 17.20% and 16.61% for Class A, Class B, Class C, Institutional, and Service shares, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	year	to average		to average		to average		to average		turnover
of year	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$28.58	(17.20)%	$586,680	1.50%		0.72%		1.50%		0.72%		47%
24.88	(17.76)	24,984	2.25		(0.01)		2.25		(0.01)		47
24.85	(17.75)	48,935	2.25		(0.03)		2.25		(0.03)		47
29.99	(16.78)	746,624	1.10		1.10		1.10		1.10		47
28.05	(17.24)	44,935	1.60		0.60		1.60		0.60		47
28.55	(16.95)	266	1.25		0.57		1.25		0.57		47
28.53	(17.35)	445	1.75		(0.02)		1.75		(0.02)		47

34.71	(5.66)	756,153	1.48		0.11		1.48		0.11		51
30.31	(6.36)	41,450	2.23		(0.63)		2.23		(0.63)		51
30.27	(6.36)	64,587	2.23		(0.63)		2.23		(0.63)		51
36.43	(5.30)	690,912	1.08		0.50		1.08		0.50		51
34.02	(5.74)	61,956	1.58		0.01		1.58		0.01		51
34.71	0.20	10	1.23	(d)	0.39	(d)	1.23	(d)	0.39	(d)	51
34.61	(0.11)	10	1.73	(d)	(0.07	)(d)	1.73	(d)	(0.07	)(d)	51

44.74	10.59	1,003,510	1.46		(0.01)		1.47		(0.02)		69
40.33	9.75	68,532	2.21		(0.74)		2.22		(0.75)		69
40.29	9.76	97,013	2.21		(0.75)		2.22		(0.76)		69
46.46	11.04	801,476	1.06		0.39		1.07		0.38		69
44.04	10.47	57,875	1.56		(0.13)		1.57		(0.14)		69

43.93	10.01	994,880	1.47		0.04		1.48		0.04		46
40.23	9.21	83,531	2.22		(0.70)		2.23		(0.70)		46
40.19	9.19	110,108	2.22		(0.70)		2.23		(0.71)		46
45.40	10.45	711,046	1.07		0.43		1.08		0.43		46
43.34	9.88	45,735	1.58		(0.10)		1.58		(0.10)		46

43.07	16.73 (f)	1,071,447	1.48		0.14		1.48		0.14		48
39.98	15.88 (f)	107,342	2.23		(0.59)		2.23		(0.59)		48
39.95	15.86 (f)	129,767	2.23		(0.60)		2.23		(0.60)		48
44.24	17.23 (f)	655,181	1.08		0.48		1.08		0.48		48
42.58	16.64 (f)	31,806	1.58		—		1.58		—		48

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Goldman Sachs Trust — Fundamental Equity Value Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Growth and Income Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Mid Cap Value Fund and Goldman Sachs Small Cap Value Fund (collectively the “Fundamental Equity Value Funds”), portfolios of the Goldman Sachs Trust, at August 31, 2009, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fundamental Equity Value Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2009 by correspondence with custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 15, 2009

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2009 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2009 through August 31, 2009.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Growth and Income Fund				Large Cap Value Fund				Mid Cap Value Fund				Small Cap Value Fund
				Expenses				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months
	Value	Value		ended	Value	Value		ended	Value	Value		ended	Value	Value		ended
Share Class	3/01/09	8/31/09		8/31/09*	3/01/09	8/31/09		8/31/09*	3/01/09	8/31/09		8/31/09*	3/01/09	8/31/09		8/31/09*
Class A
Actual	$1,000.00	$1,323.70		$6.91	$1,000.00	$1,364.40		$7.09	$1,000.00	$1,411.90		$7.23	$1,000.00	$1,431.10		$9.19
Hypothetical 5% return	1,000.00	1,019.26	+	6.01	1,000.00	1,019.21	+	6.06	1,000.00	1,019.21	+	6.06	1,000.00	1,017.64	+	7.63

Class B
Actual	1,000.00	1,317.90		11.28	1,000.00	1,359.90		11.54	1,000.00	1,407.30		11.76	1,000.00	1,426.60		13.76
Hypothetical 5% return	1,000.00	1,015.48	+	9.80	1,000.00	1,015.43	+	9.85	1,000.00	1,015.43	+	9.85	1,000.00	1,013.86	+	11.42

Class C
Actual	1,000.00	1,319.10		11.28	1,000.00	1,359.60		11.54	1,000.00	1,406.90		11.76	1,000.00	1,426.50		13.76
Hypothetical 5% return	1,000.00	1,015.48	+	9.80	1,000.00	1,015.43	+	9.85	1,000.00	1,015.43	+	9.85	1,000.00	1,013.86	+	11.42

Institutional
Actual	1,000.00	1,326.00		4.57	1,000.00	1,366.40		4.71	1,000.00	1,415.20		4.80	1,000.00	1,434.90		6.75
Hypothetical 5% return	1,000.00	1,021.27	+	3.97	1,000.00	1,021.22	+	4.03	1,000.00	1,021.22	+	4.03	1,000.00	1,019.66	+	5.60

Service
Actual	1,000.00	1,322.60		7.49	1,000.00	1,363.10		7.68	1,000.00	1,411.10		7.83	1,000.00	1,431.10		9.80
Hypothetical 5% return	1,000.00	1,018.75	+	6.51	1,000.00	1,018.70	+	6.56	1,000.00	1,018.70	+	6.56	1,000.00	1,017.14	+	8.13

Class IR
Actual	1,000.00	1,325.00		5.45	1,000.00	1,366.90		5.61	1,000.00	1,414.10		5.74	1,000.00	1,433.20		7.67
Hypothetical 5% return	1,000.00	1,020.52	+	4.74	1,000.00	1,020.46	+	4.79	1,000.00	1,020.46	+	4.79	1,000.00	1,018.90		6.36

Class R
Actual	1,000.00	1,321.80		8.37	1,000.00	1,361.30		8.57	1,000.00	1,411.10		8.72	1,000.00	1,430.10		10.72
Hypothetical 5% return	1,000.00	1,018.00	+	7.27	1,000.00	1,017.95	+	7.32	1,000.00	1,017.95	+	7.32	1,000.00	1,016.38	+	8.89

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2009. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Growth and Income	1.18%	1.93%	1.93%	0.78%	1.28%	0.93%	1.43%
Large Cap Value	1.19	1.94	1.94	0.79	1.29	0.94	1.44
Mid Cap Value	1.19	1.94	1.94	0.79	1.29	0.94	1.44
Small Cap Value	1.50	2.25	2.25	1.10	1.60	1.25	1.75

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs Growth and Income, Goldman Sachs Large Cap Value, Goldman Sachs Mid Cap Value and Goldman Sachs Small Cap Value Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.
The Management Agreement was most recently approved for continuation until June 30, 2010 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 17, 2009 (the “Annual Contract Meeting”).
To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to reports on the Funds’ investment performance, expenses and other matters discussed at regularly scheduled Board meetings during the year, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held meetings on December 17, 2008, February 11, 2009 and May 20, 2009. At those Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates;
(b)	the Funds’ investment performance;
(c)	the Funds’ management fee arrangements;
(d)	the voluntary undertakings of the Investment Adviser to reimburse certain expenses of the Funds that exceed specified levels;
(e)	potential economies of scale and the levels of breakpoints in the fees payable by the Funds under the Management Agreement;
(f)	the relative expense levels of the Funds as compared to those of comparable funds managed by the Investment Adviser, as well as those managed by other advisers;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each of the Funds and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements;
(i)	a summary of fee concessions by the Investment Adviser and its affiliates with respect to the Funds;
(j)	capacity issues relating to the securities in which the Funds invest;
(k)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(l)	information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Funds;
(m)	the current pricing of services provided by, and the profitability of, the Funds’ transfer agent, Goldman, Sachs & Co. (“Goldman Sachs”); and
(n)	the nature and quality of the services provided to the Funds by their unaffiliated service providers and reports on due diligence conducted by the Investment Adviser with respect to those service providers.
At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters, including: (a) the quality of the Investment Adviser’s services; (b) the structure, staff and capabilities of the Investment Adviser and its portfolio management teams; (c) the groups or teams within the Investment Adviser that support the portfolio management teams, including legal, compliance, internal audit, the credit department, fund controllers, tax, product services, valuation oversight, market risk analysis, finance and strategy, operations, shareholder services, risk management and advisory, training and technology; (d) whether certain reductions in headcount due to the economic environment were likely to affect the quality of the services provided to the Funds; (e) the Investment Adviser’s business continuity and disaster recovery planning; (f) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (g) the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, portfolio brokerage, distribution and other services; (h) the terms of the Management Agreement and agreements with other service providers entered into by the Trust on behalf of the Funds; (i) the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Funds’ other service providers, including the custodian and fund accounting agent; (j) an update on the Investment Adviser’s

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

soft dollars practices and other portfolio trading related issues; (k) the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; (l) the Investment Adviser’s approach to risk management; (m) an overview of the Funds’ distribution plan; and (n) an annual review of the effectiveness of the Funds’ compliance program. At the Annual Contract Meeting, the Trustees also considered further the Investment Adviser’s profitability with respect to each Fund, and each Fund’s investment performance, fees and expenses, including each Fund’s expense trends over time and any breakpoints in the fee rates payable by each Fund under the Management Agreement.
In connection with the Committee meetings and the Annual Contract Meeting, the Trustees attended sessions at which they reviewed information regarding the Funds’ assets, share purchase and redemption activity, the commission rates paid by the Funds on brokerage transactions, the Investment Adviser’s receipt of research services in connection with certain of those transactions, and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by the Funds. Also, in conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law.
Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares; portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined, the alignment of the interests of the Funds and of the portfolio managers and related potential conflicts of interest; the number and types of accounts managed by the portfolio managers; and other matters. During the course of their deliberations, the Independent Trustees met in executive session with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.
The presentations made at the Committee meetings and at the Annual Contract Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. While the management agreements for all of the Funds and the other mutual fund portfolios for which the Trustees have responsibility were considered at the same Annual Contract Meeting, the Trustees separately considered the Management Agreement as it applied to each Fund.
In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. At those meetings the Trustees regularly received materials relating to the Investment Adviser’s investment management and other services provided under the Management Agreement, including: (a) information on the investment performance of the Funds in comparison to the performance of similar mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Funds invest; (c) compliance reports; and (d) expenses borne by the Funds. In addition, the Trustees were provided with copies of disclosure materials regarding the Funds and their expenses, as well as information on the Funds’ competitive universe. The Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees concluded that, during the recent financial crisis, the Investment Adviser had demonstrated a willingness and an ability to commit substantial financial and other resources to the operations of the Funds and had represented that it will continue to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, valuation oversight, vendor oversight and risk management. The Independent Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser, including the implementation and enhancement of compliance systems and education and training initiatives.

Investment Performance
The Independent Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the investment performance of each Fund to the performance of other similar SEC-registered funds and to rankings and ratings compiled by the Outside Data Provider. The Independent Trustees also reviewed each Fund’s investment performance over time on a year-by-year basis relative to its performance benchmark. This information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ended December 31, 2008, to the extent that each Fund had been in existence for those periods. The Independent Trustees also compared the performance of the Funds to that of the Investment Adviser’s institutional composites of the performance of other accounts having similar investment objectives and policies (with the exception of Growth and Income Fund, the investment objective and policies of which were not sufficiently similar to those of any of the Investment Adviser’s institutional composites). In addition, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Fund in light of its investment objective and policies, market conditions, and illiquidity in certain market sectors, as well as in light of periodic analyses of its quality and risk profile. The Independent Trustees considered whether each Fund had operated within its investment policies, and had complied with its investment limitations. The Trustees believed that each of the Funds had provided investment performance within a competitive range for long-term investors, and that the Investment Adviser’s continued management would benefit each Fund and its shareholders.

Costs of Services Provided and Competitive Information
The Independent Trustees considered the contractual fee rates payable by each Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year history, comparing each Fund’s expenses to the peer and category averages. The analyses also compared each Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and peer group median. The Independent Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.
In addition, the Independent Trustees considered the Investment Adviser’s voluntary undertakings to limit the Funds’ “other expenses” ratios (excluding certain expenses) to certain specified levels. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which operated under less stringent legal and regulatory structures, were in some instances subject to different investment guidelines, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees.
The Independent Trustees noted the competitive nature of the mutual fund marketplace, and that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and have a general expectation that the relationship will continue. They also noted that shareholders are able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability
The Independent Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Independent Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2008 and 2007, and the Independent Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Independent Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale
The Independent Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Growth and	Large Cap	Mid Cap	Small Cap
	Income Fund	Value Fund	Value Fund	Value Fund

First $1 billion	0.70%	0.75%	0.75%	1.00%
Next $1 billion	0.63	0.68	0.75	1.00
Next $3 billion	0.60	0.65	0.68	0.90
Next $3 billion	0.59	0.64	0.65	0.86
Over $8 billion	0.58	0.63	0.64	0.84

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints at the $5 and $8 billion asset levels had been proposed by the Investment Adviser and approved by the Trustees in 2008 to further share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. In approving these fee breakpoints, the Independent Trustees considered the Investment Adviser’s potential economies of scale in managing each Fund, and whether the Funds and their shareholders would participate in the benefits of those economies. In this regard, the Independent Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s voluntary undertakings to limit “other expenses” to certain amounts. Upon reviewing these matters at the Annual Contract Meeting, the Independent Trustees concluded that the fee breakpoints represented a means of ensuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates
The Independent Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) soft dollar benefits received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the portfolio in which the Funds’ cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (j) the Investment Adviser’s ability to leverage relationships with the Funds’ third party service providers to attract more firmwide business.

Other Benefits to the Funds and Their Shareholders
The Independent Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorably with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Funds’ access to certain affiliated distribution channels.

Conclusion
In connection with their consideration of the Management Agreement, the Independent Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Independent Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2010.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 67	Chairman of the Board of Trustees	Since 1991
President, ANB Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President — Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (November 1998-2007), and Equity-Limited Investors II (April 2002-2007); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.
				94	Apollo Investment Corporation (a business development company)

John P. Coblentz, Jr. Age: 68	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee — Goldman Sachs Mutual Fund Complex.	94	None

Diana M. Daniels Age: 60	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	94	None

Patrick T. Harker Age: 50	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee — Goldman Sachs Mutual Fund Complex.	94	None

Jessica Palmer Age: 60	Trustee	Since 2007	Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee — Goldman Sachs Mutual Fund Complex.	94	None

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Trustees and Officers (Unaudited) (continued)
Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 70	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee — Goldman Sachs Mutual Fund Complex.	94	Gildan Activewear Inc. (a clothing marketing and manufacturing company); The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 47	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	94	None

Alan A. Shuch* Age: 59	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	94	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of August 31, 2009, the Trust consisted of 81 portfolios, and Goldman Sachs Variable Insurance Trust consisted of 11 portfolios. The Goldman Sachs Municipal Opportunity Fund does not currently offer shares to the public.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 47	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 44	Treasurer and Senior Vice President	Since 1997 Since 2007	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer and Senior Vice President — Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 42	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary — Goldman Sachs Mutual Fund Complex (2003-2006).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

 Goldman Sachs Trust — Fundamental Equity Value Funds — Tax Information (Unaudited)

For the fiscal year ended August 31, 2009, 100%, 98.19%, 100% and 95.93% of the dividends paid from net investment company taxable income by the Growth and Income Fund, Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund respectively, qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Growth and Income and Small Cap Value Funds designate $1,122,965, and $1,712,268 respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended August 31, 2009.

For the fiscal year ended August 31, 2009, the Growth and Income, Large Cap Value, Mid Cap Value and Small Cap Value Funds each designate 100%, of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the fiscal year ended August 31, 2009, the Growth and Income Fund, designates $1,388,613, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $708.7 billion in assets under management as of June 30, 2009 — our investment professionals bring firsthand knowledge of local markets to every investment decision, Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1]
Fixed Income
■ Enhanced Income Fund
■ Ultra-Short Duration
Government Fund
■ Short Duration Government
Fund
■ Short Duration Tax-Free Fund
■ Municipal Income Fund
■ Government Income Fund
■ Inflation Protected Securities
Fund
■ U.S. Mortgages Fund
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Investment Grade Credit Fund
■ Global Income Fund
■ High Yield Municipal Fund
■ High Yield Fund
■ Emerging Markets Debt Fund
■ Local Emerging Markets
Debt Fund
■ Credit Strategies Fund

Fundamental Equity
■ Growth and Income Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Tollkeeper FundSM
■ Mid Cap Value Fund
■ Growth Opportunities Fund
■ Small/Mid Cap Growth Fund
■ Small Cap Value Fund

Structured Equity
■ Balanced Fund
■ Structured U.S. Equity Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Equity Fund
■ Structured Small Cap Value Fund
■ Structured Small Cap Growth Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed
Equity Fund
■ U.S. Equity Dividend and Premium
Fund
■ International Equity Dividend and
Premium Fund

Fund of Funds[2]■ Asset Allocation Portfolios
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Enhanced Dividend Global Equity
Portfolio
■ Tax-Advantaged Global Equity Portfolio

Retirement Strategies[2]

Fundamental Equity International Funds
■ Structured International Equity Fund
■ Structured International Equity
Flex Fund
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ Structured International Small Cap Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Structured Emerging Markets
Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)

Select Satellite[2]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Absolute Return Tracker Fund

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Individual Funds within the Fund of Funds, Retirement Strategies and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Fund of Funds, Retirement Strategies or Select Satellite category.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 32 Old Slip, 32nd Floor, New York, New York 10005

A prospectus for the Fund containing more complete information may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail — 1-800-526-7384) (institutional — 1-800-621-2550). Please consider a fund’s objectives, risks, and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2009 Goldman, Sachs & Co. All rights reserved. 27540.MF.TMPL VALUEAR / 382K / 10-09

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2009	2008	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,798,400	$1,262,776	Financial Statement audits. $201,250 and $449,867, represent audit fees borne by the Funds’ adviser, in 2009 and 2008, respectively, in relation to fees incurred as a result of fiscal year end changes.

Audit-Related Fees:

• PwC	$181,992	$232,222	Other attest services. $17,800 represents fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Tax Fees:

• PwC	$590,340	$439,850	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns. For 2009, $145,994 represents fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2009	2008	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,509,000	$1,097,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70. These fees are borne by the Funds’ Adviser.

All Other Fees:

• PwC	$0	$50,000	Services provided for the review of documentation and filings in reference to share class and Fund commencements, Fund reorganizations and additional due diligence assessments. The 2008 fees represent amounts borne by the Fund’s adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the years ended August 31, 2009 and August 31, 2008 were approximately $772,332 and $672,072 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended December 31, 2008 and December 31, 2007 were approximately $5.8 million and $5.3 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2008 and 2007 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	October 16, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	October 16, 2009

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	October 16, 2009